American
  Express
 Funds

IDS Life Series
Fund, Inc.

2002 ANNUAL REPORT (PROSPECTUS INCLUDED)

Offers seven portfolios with separate goals and objectives to provide investment flexibility for Variable Life Insurance Policies.

References to "Fund" throughout the remainder of this annual report refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

(logo)
AMERICAN
 EXPRESS

Managed by: IDS Life Insurance Company

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Funds performed.

From the President                                  3

Equity Portfolio
Portfolio Manager Q & A                             4
The 10 Largest Holdings                             5
The Fund's Long-term Performance                    6

Equity Income Portfolio
Portfolio Manager Q & A                             7
The 10 Largest Holdings                             8
The Fund's Long-term Performance                    9

Government Securities Portfolio
Portfolio Manager Q & A                            10
The Fund's Long-term Performance                   11

Income Portfolio
Portfolio Manager Q & A                            12
The 10 Largest Holdings                            13
The Fund's Long-term Performance                   14

International Equity Portfolio
Portfolio Manager Q & A                            15
The 10 Largest Holdings                            16
The Fund's Long-term Performance                   17

Managed Portfolio
Portfolio Managers' Q & A                          18
The 10 Largest Holdings                            19
The Fund's Long-term Performance                   20

Money Market Portfolio
Portfolio Manager Q & A                            21

IDS Life Series Fund, Inc.

Board Members and Officers                         22

Independent Auditors' Report                       23

Financial Statements                               24

Notes to Financial Statements                      30

Investments in Securities                          39


2   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

(picture of) Timothy V. Bechtold
Timothy V. Bechtold
President and
Chief Executive Officer

From the President

Diversification and balance continue to be vital elements in a financial strategy. These elements are provided by combining the seven investment options of IDS Life Series Fund with life insurance protection. You may allocate your policy's value among any of these portfolios.

For a review of portfolio performance during the past fiscal year (May 2001 through April 2002), please consult the portfolio managers' letters that begin on the next page.

Sincerely,

Timothy V. Bechtold
President and Chief Executive Officer
IDS Life Series Fund, Inc.

3  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

(picture of) Louis Giglio
Louis Giglio
Portfolio manager

Portfolio Manager Q & A

Equity Portfolio

Q: How did the Equity Portfolio perform for the one-year period ended April 30, 2002?

A: Aggressive growth stocks, the focus of the Fund, continued to be hard hit over the past year. In this difficult environment, the Equity Portfolio return(e)d -23.68% for the 12-month period (this figure does not reflect expenses that apply to the subaccounts or the policies). By comparison, the Standard & Poor's 500 Index and the Standard & Poor's MidCap 400 Index return(e)d -12.64% and 6.58%, respectively, for the same timeframe.

Q: What factors affected the Fund's performance during the period?

A: It was another extremely challenging period for growth stock investors. In particular, this Fund is focused on aggressive growth stocks of mid-sized companies with a special emphasis on technology and biotechnology companies. This segment of the market performed poorly for the period as a whole when compared to the stock market as measured by the Standard & Poor's 500 Index (an index of large-cap stocks). Mid-cap aggressive growth stocks also trailed the overall mid-cap market, as measured by the Standard & Poor's MidCap 400 Index, which includes a strong emphasis on value-oriented stocks. The period began with the U.S. economy in the midst of a slowdown that turned into a mild recession. Particular weakness was apparent in business spending, which took a heavy toll on stocks in the technology sector, a significant part of this Fund. Unfortunately, these stocks, which rose dramatically throughout the 1990s, continued the dramatic fall that began in early 2000. The terrorist attacks of September 11, 2001, added to the negative sentiment that already existed in the market overall and likely delayed an economic recovery. However, technology stocks led a strong market rally in the closing months of 2001. In early 2002, stocks struggled again in January and February, then rebounded in March before falling back again in April to close the Fund's fiscal year. While a number of aggressive growth sectors struggled throughout the year, the Fund did benefit from reasonable performance in selected areas such as apparel and restaurants, including Kohl's, Krispy Kreme Doughnuts and Chico's FAS. The Fund's holdings in the financial, consumer and semiconductor capital equipment areas also performed reasonably well.

Q: What changes did you make to the Fund's portfolio?

A: Given the market's extreme volatility, we felt it prudent to reduce the portfolio's exposure to the technology sector over the past year. However, it still is the most significant position in the portfolio. Fortunately, we managed to avoid some of the worst-performing sectors in the industry, including telecommunications companies. After the major market sell-off that occurred in the wake of September 11, we took advantage of attractive prices to boost our holdings in selected technology stocks in the semiconductor, storage and software industries. This paid off in the closing months of 2001 and again in March, when the market rebounded. We also purchased stocks of companies in the biotechnology area, and those of consumer-oriented firms. Along with a heavy emphasis on mid-cap stocks, we've included some small-cap stocks in the portfolio as well, seeking to take advantage of their long-term growth potential.

Q: What is your outlook for the year ahead?

A: The environment has been extremely challenging for aggressive growth stocks for more than two years, but we now believe there is reason for optimism in this market segment. This is based on our expectation that the U.S. economy will continue to show renewed strength in the months ahead. The early signals in this regard have been encouraging. Even with positive economic signals, the market is likely to remain volatile, given other factors such as heightened world tensions and concern that stocks, on a historic basis, still look expensive. Still, as the year continues, we expect corporate profits to improve, which should eventually translate into better performance by aggressive growth stocks.

4   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT
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Q: How are you positioning the Fund in light of your outlook?

A: The Fund's portfolio remains broadly diversified among a wide range of growth stocks to help us cope with continued market volatility. If we see more evidence of economic improvement, we expect to position the Fund more aggressively later in 2002, most notably by boosting our position in the technology sector. While it is impossible to say just when the economy will bounce back and how far it will come, we feel the best approach in this aggressive Fund is to be positioned to capitalize on the opportunity when it arrives. That means being fully invested in stocks that we believe have the best long-term potential for growth. The aggressive investment style of this Fund makes it subject to significant volatility, and as has been the case, it is likely to struggle more during a bear market, and benefit from a stronger market environment.

Louis Giglio

Note to shareholders: In June 2002, Daniel J. Rivera and C. Steven Brennaman succeeded Louis Giglio as co-portfolio managers of the IDS Life Series - Equity Portfolio.

The 10 Largest Holdings

Equity Portfolio

                                Percent              Value
                            (of net assets) (as of April 30, 2002)
Fiserv                           1.9%            $14,876,315
SunGard Data Systems             1.7              13,546,752
Microchip Technology             1.6              12,994,000
St. Jude Medical                 1.6              12,814,340
Adobe Systems                    1.6              12,387,600
Starbucks                        1.5              11,483,025
BISYS Group                      1.5              11,477,520
USA Education                    1.4              11,022,750
Best Buy                         1.3              10,594,876
KLA-Tencor                       1.3              10,555,630

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 15.4% of net assets.

5  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT
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The Fund's Long-term Performance

Equity Portfolio

        Value of your $10,000 in Equity Portfolio
(line chart)

$60,000

                                                     $25,075
$50,000                                     Equity Portfolio

$40,000                        S&P 500 Index

$30,000

$20,000            S&P MidCap 400 Index

    $10,000

'92    '93   '94  '95   '96  '97   '98  '99   '00   '01   '02

Average Annual Total Returns (as of April 30, 2002)
                       1 year        5 years          10 years
                       -23.68%       +3.64%            +9.63%

On the chart above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Composite Price Index (S&P 500 Index) and the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index).

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

S&P MidCap 400 Index, an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

6   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT
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Portfolio Manager Q & A

Equity Income Portfolio

Q: How did the Equity Income Portfolio perform for the one-year period ended April 30, 2002?

A: Value stocks, which are emphasized in this Fund, enjoyed a solid year of performance during a tumultuous time for the equity markets. As a result, the Equity Income Portfolio return(e)d -0.19% for the 12-month period (this figure does not reflect expenses that apply to the subaccounts or the policies). By comparison, the Standard & Poor's 500 Index and the Russell 1000(R) Value Index return(e)d -12.64% and -3.91%, respectively, over the same timeframe. Another comparative index, the Lipper Equity Income Funds Index, return(e)d 6.38%.

Q: What factors affected the Fund's performance during the period?

A: Although the past year proved to be extremely volatile for the equity markets, value stocks, as well as this Fund, generally withstood the environment better than growth-oriented products. Also, the Fund's multi-capitalization approach worked to its advantage as smaller and mid-cap stocks outperformed large-cap issues during the year. The period began with the economy in a mild recession, which had a negative impact on the ability of many companies to meet profit expectations. At the same time, value stocks, which performed quite well from 2000 through early 2001, took a temporary back seat to growth-oriented stocks. This worked against the Fund early in the period. The tragic events of September 11, 2001 created a rapid loss of confidence in stocks, but the situation turned around rapidly. Stocks closed 2001 with solid returns practically across the board. Value stocks re-established their leadership position in the market in the opening months of 2002, even though the stock market as a whole remained volatile and continued to struggle. Despite generally positive economic news, investors remained skeptical about whether corporate profits could rebound sufficiently to justify higher stock prices. Additional concerns mounted about the impact of the Enron situation on investor confidence, and the possible escalation of world tensions.

Q: What changes did you make to the portfolio during the period?

A: In the midst of 2001's economic slowdown, we began to focus on attractively priced stocks of companies that could benefit from an anticipated turnaround in the economy. That included putting significant emphasis on capital goods stocks and many of these enjoyed solid returns, including Caterpillar and Ingersoll-Rand. Solid stock selection in the energy sector, including stocks such as Pioneer Natural Resources and Tidewater, also benefited the Fund's return. The severe decline in stock prices after September 11 created additional value opportunities. We put money to work in AMR (airlines) and Royal Caribbean Cruises (cruise lines), and added to our position in General Motors (autos). These consumer-sensitive stocks responded positively when it became apparent that consumer spending would quickly accelerate after a pause in September. Another helpful factor was that we reduced our position in telecommunications services stocks, which performed very poorly during the period.

Q: What is your outlook for the coming months?

A: It is clear that the U.S. economy is now enjoying positive growth once again after a mild recession in the middle of last year. However, it isn't obvious how strong the recovery will be, and how quickly that will improve the outlook for corporate profits. We have a generally favorable expectation for the performance of value stocks, partly because of a recent shift by investors in favor of dividend-paying stocks. Although we anticipate that the market will continue to be volatile in the short run, our focus will be on identifying stocks of companies that offer attractive, long-term potential for investors.

Q: How are you positioning the Fund in light of your outlook?

A: We still believe in the prospects for value stocks and will continue to focus on them in the Fund's portfolio. After underperforming growth stocks as a whole for six years, value stocks led the market in 2000 and 2001. We don't think the trend in favor of value stocks is necessarily exhausted. While not as attractively priced as they once were, value stocks still seem to make sense in the current economic environment. This is especially true for investors who are now focused on companies that can generate real, measurable earnings. Beyond that, we have put increasing emphasis on smaller- and mid-cap stocks, which we believe will perform better than large-cap issues in the early stages of an economic recovery.

Warren E. Spitz

7  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The 10 Largest Holdings

Equity Income Portfolio

                                          Percent              Value
                                      (of net assets) (as of April 30, 2002)
 Lehman Brothers Holdings                   2.8%             $192,339
 Ingersoll-Rand Cl A                        2.6               178,522
 Travelers Property Casualty Cl A           2.1               145,002
 Conoco                                     2.0               139,127
 CIGNA                                      2.0               133,961
 ChevronTexaco                              1.9               131,539
 SUPERVALU                                  1.9               130,500
 Burlington Northern Santa Fe               1.8               122,083
 XL Capital Cl A                            1.8               121,617
 Tidewater                                  1.8               119,930

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 20.7% of net assets.

8   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT
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The Fund's Long-term Performance

Equity Income Portfolio

      Value of your $10,000 in Equity Income Portfolio
(line chart)
$20,000
                                                     $10,328
                                     Equity Income Portfolio

                    Lipper Equity Income Funds Index

$10,000
               S&P 500 Index

                    Russell 1000 Value Index

7/1/99                     4/00             4/01              4/02

 Average Annual Total Returns (as of April 30, 2002)

                                               1 year          Since inception*
                                               -0.19%               +1.13%

* Inception date was June 17, 1999.

On the chart above you can see how the Fund's total return compared to three widely cited performance indexes, the S&P 500 Index, the Russell 1000 Value Index and the Lipper Equity Income Funds Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

9  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT


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(picture of)  Mary McQuillen
Mary McQuillen
Portfolio manager

Portfolio Manager Q & A

Government Securities Portfolio

Q: How did the Government Securities Portfolio perform for the one-year period ended April 30, 2002?

A: In what was a fairly hospitable environment for bond investors, the Government Securities Portfolio generated a return of 6.63% for the 12 months. (This figure does not reflect expenses that apply to the subaccounts or the policies.) By comparison, the Merrill Lynch U.S. Government Index return(e)d 7.44% over the same period.

Q: What factors affected the Fund's performance over the past year?

A: Despite the mild U.S. recession during the period, this Fund benefited overall from a favorable environment that kept interest rates relatively flat on the long end of the yield spectrum and sharply declining on the short end. We had positioned the Fund to perform well in a steepening yield curve environment such as this. The year began with the U.S. economy in the midst of an economic slowdown. Just when it looked as if the economy would begin to turn around, the tragic events of September 11, 2001 resulted in a sharp rally in Treasury securities. The Federal Reserve (the Fed) lowered short-term interest rates a few more times to dampen the effect of the events on the economy. Eventually market sentiment changed to concern about rising interest rates and rates retraced their October declines before the end of 2001. However, bond markets stabilized in the opening months of 2002 until stronger economic news once again raised interest rate concerns and yields rose significantly in March. As the fiscal year came to a close, bonds performed better, helping the Fund end the year on a strong note.

In addition to favorable interest rate trends, the Fund benefited from an increased emphasis on mortgage-backed securities, which performed better than other sectors of the market throughout the year. As the period progressed, it appeared that more investors sought alternatives to Treasury bonds, where they could earn superior yields. While corporate bonds were an option for these investors, it seemed that concerns about the pace of economic recovery and issues related to the Enron scandal tempered enthusiasm for privately issued debt. Instead, the market began to favor mortgage-backed issues, which do not expose investors to credit risk.

Q: What changes did you make to the Fund's portfolio?

A: We began to put more emphasis on mortgage-backed securities early in the fiscal year because they offered more attractive yields than could be found in the Treasury market. Due to the diversification requirements stipulated in the Fund's bylaws, we quickly achieved the maximum concentration of mortgage-backed securities allowable within this portfolio. Beyond that, we put money to work in debt securities issued by other agencies, such as the Federal Home Loan Bank and Agricultural Lending Corporation. After benefiting from a more aggressive interest-rate sensitivity position in 2001, we began to take a more conservative posture in the first part of 2002. Much of our focus now is on capital preservation along with maximizing current income.

Q: What is your outlook for the year ahead?

A: The big question seems to be not if, but when the Fed will reverse its policy of cutting short-term rates, which persisted throughout 2001, and begin raising rates instead. On and off over the past few months, the market has been anticipating this, as the general trend of interest rates has been higher. We would expect the environment to continue in that direction for the near term. In general, we see no reason to anticipate a dramatic rise in interest rates, but rather, a generally stable environment, thanks to continued modest inflation, which should work to the benefit of the Fund.

Q: How are you positioning the Fund in light of your outlook?

A: If the Fed begins to increase short-term interest rates in late summer or early fall, it might be time to take a more aggressive stance in terms of our interest-rate positioning. Rather than keeping a somewhat conservative interest rate posture as is the case today, we would begin to extend the maturity of our holdings. In the current environment, we expect bonds that offer a yield advantage, specifically mortgage-backed securities, will generate the best returns for the Fund, and will continue to emphasize those securities.

Mary McQuillen

10   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT
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The Fund's Long-term Performance

Government Securities Portfolio

  Value of your $10,000 in Government Securities Portfolio
(line chart)

$30,000


$20,000
                                                     $19,652
                                                  Government
                                        Securities Portfolio

 $10,000            Merill Lynch U.S. Government Index


'92    '93   '94  '95   '96  '97   '98  '99   '00   '01   '02

 Average Annual Total Returns (as of April 30, 2002)

                           1 year      5 years        10 years
                           +6.63%      +6.91%          +6.99%

On the chart above you can see how the Fund's total return compared to a widely cited performance index, the Merrill Lynch U.S. Government Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Merrill Lynch U.S. Government Index, an unmanaged index, is made up of a representative list of all treasury and agency securities. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the debt securities held in the Fund.

11  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

(picture of)  Lorraine R. Hart
Lorraine R. Hart
Portfolio manager

Portfolio Manager Q & A

Income Portfolio

Q: How did the Income Portfolio perform for the one-year period ended April 30, 2002?

A: The past year proved to be a generally positive one for the bond market, although there were periods of significant fluctuation. For the year, the Income Portfolio return(e)d 6.88% (this figure does not reflect expenses that apply to the subaccounts or the policies). By comparison, the Lehman Brothers Aggregate Bond Index return(e)d 7.84% over the same timeframe.

Q: What factors affected the Fund's performance over the period?

A: In the first half of the fiscal year, the interest rate environment was quite favorable for the Fund, though the situation became more mixed as the year progressed. From April through December 2001, the Federal Reserve (the Fed) continued to trim short-term interest rates, an effort that began in January 2001. The rate cuts were an attempt to kick-start a struggling U.S. economy. While interest rates on short-term instruments dropped considerably throughout 2001, the same could not be said for longer-term bonds, which are emphasized in this Fund. Still, the bond market generally managed to hold its own through the summer months. After the terrorist attacks on September 11, 2001, confidence in the U.S. economy dropped, and so did interest rates, which actually boosted the bond market through October. In November, investors changed their tune, and began to anticipate an improving economic environment. Interest rates rose significantly, which hurt the Fund's performance. In 2002, the bond markets performed reasonably well in January, February and April, but rates took another dramatic turn higher in March.

Throughout the year, leadership in the bond market among different sectors tended to change hands. Investors increasingly began to prefer non-U.S. Treasury securities, including corporate bonds and mortgage-backed debt, as these segments of the market offered higher yields and better valuations. They also generated the best returns as the economy improved, highlighting the fact that even through a more challenging environment, solid opportunities can be identified in the bond market.

Q: What changes did you make to the Fund's portfolio?

A: Early in the fiscal year, we increasingly emphasized non-Treasury securities, as we believed their yield advantage would likely boost the overall return of the portfolio. As part of this strategy, we added to the portfolio's investments in mortgage-backed securities and corporate bonds, including those of lower-rated issuers who offered bonds that paid higher yields. Also, during what appeared to be the low point in the economy last summer, we began to position the portfolio to be less sensitive to changes in interest rates. This was in anticipation of the economy growing more rapidly, which would lead to higher interest rates. An improved economic picture was delayed by the events of September 11, but over time, rates did begin to rise. As the economy showed renewed strength toward the end of 2001 and into the early months of 2002, we began to alter the portfolio's position. That meant taking more interest rate risk in anticipation that rates on longer-term securities had neared their peak for the current cycle.

Q: What is your outlook for the year ahead?

A: Now that the U.S. economy is clearly moving in a positive direction, we expect that the Federal Reserve will begin raising short-term interest rates in the near future as a measure to ward off any threats of serious inflation. But we believe the most significant increases in long-term rates have already taken place for this stage of the economic cycle. While we can anticipate some fluctuation for interest rates in the months to come, we expect little change in long-term rates. That view could be adjusted if inflation suddenly becomes a greater concern than it has been in recent years. But at this time, we anticipate a fairly modest increase in the cost of living even in an improving economy. That should lend stability to the bond market and the Fund.

12   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Q: How are you positioning the Fund in light of your outlook?

A: Given our expectation that interest rates on the longer-end of the yield spectrum are closing in on their high point, we have positioned the Fund a bit more aggressively. What's more, we will continue to look for additional opportunities to extend the Fund's interest rate sensitivity as the direction of the market becomes more clear. This should allow the Fund to maintain a competitive yield and to be better positioned for the point in the future when interest rates again start to decline. In addition, we continue to anticipate that the best returns will be generated by corporate bonds (both investment-grade and high-yield issues) and mortgage-backed securities, and have emphasized those sectors of the market in our portfolio.

Lorraine R. Hart

The 10 Largest Holdings

Income Portfolio

                                         Percent              Value
                                     (of net assets)(as of April 30, 2002)
Kroger
 8.15% 2006                                 0.5%           $548,154
Vodafone Group
 7.75% 2010                                 0.5             543,385
Ashland
 7.83% 2005                                 0.5             543,229
Morgan Stanley, Dean Witter & Co
 7.75% 2005                                 0.5             542,944
Kerr-McGee
 8.13% 2005                                 0.5             541,645
Delhaize America
 8.13% 2011                                 0.5             539,302
Duke Capital
 7.50% 2009                                 0.5             538,145
PSA
 7.13% 2005                                 0.5             537,592
Albertson's
 7.50% 2011                                 0.5             533,543
Enterprise Rent-A-Car USA Finance
 8.00% 2011                                 0.5             532,773

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 5.0% of net assets.

13  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The Fund's Long-term Performance

Income Portfolio

        Value of your $10,000 in Income Portfolio
(line chart)
$30,000


$20,000
                                                     $20,249
                                            Income Portfolio

 $10,000            Lehman Brothers Aggregate
                                   Bond Index


'92    '93   '94  '95   '96  '97   '98  '99   '00   '01   '02

Average Annual Total Returns (as of April 30, 2002)

                           1 year      5 years        10 years

                           +6.88%      +5.94%          +7.31%

On the chart above you can see how the Fund's total return compared to a widely cited performance index, the Lehman Brothers Aggregate Bond Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

14   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Manager Q & A

International Equity Portfolio

Q: How did the International Equity Portfolio perform for the one-year period ended April 30, 2002?

A: In a challenging economic and political environment, global stocks struggled for much of the year. As a result, the International Equity Portfolio return(e)d -16.83% for the 12-month period (this figure does not reflect expenses that apply to the subaccounts or the policies). By comparison, the Morgan Stanley Capital International EAFE Index and the Lipper International Funds Index generated returns of -13.62% and -9.77%, respectively, over the same timeframe.

Q: What factors affected the Fund's performance during the period?

A: World stock markets went through a number of gyrations during the past year, negatively impacting the Fund's performance. The beginning of the period coincided with a notable slowing of economic growth throughout much of the world. With the U.S. economy already in decline, markets in Europe quickly followed suit, while Japan continued to suffer with its own longer-term economic challenges. The attacks on the United States in September initially had a shattering impact on markets throughout the world, although a quick recovery ensued and managed to stay in place through the end of 2001. This was due to increasing optimism that the economic slowdown would be short-lived. However, 2002 brought about renewed concerns of global tensions and fears that corporate profits would not recover quickly enough to meet investor expectations. As a result, stocks were somewhat volatile in the opening months of 2002, although companies in the basic materials, industrial and consumer cyclical groups saw improved performance from the previous year. From a currency perspective, the dollar proved to be quite strong throughout most of 2001, which detracted from the net returns the Fund earned from overseas investments. However, the dollar gave back some of its strength in 2002, most notably in comparison to the euro, Europe's common currency, which helped the Fund's performance. Another development that began late in 2001 was a significant upturn among emerging market stocks, which benefited from expectations of improved business activity from export markets, most notably in developed countries. The Fund only benefited from a few select opportunities within emerging markets during the period.

Q: What changes did you make to the Fund's portfolio?

A: We began the year by placing increased emphasis on the troubled Japanese economy, which showed promising prospects for much-needed economic reform. While actual results in terms of reform came up short of expectations, we did manage to capture some positive performance from Japanese companies. In late summer, we started shifting more emphasis to companies across the globe that could benefit from an economic recovery. Some of those stocks suffered in the immediate wake of September 11, but did enjoy a recovery in the fourth quarter of 2001. We added to our European holdings in the closing months of 2001, and boosted the portfolio's emphasis on technology and telecommunications companies, which seem poised to recover from their extended difficulties. We also started to boost our emerging market position in early 2002. Late in the Fund's fiscal year, we reduced positions in cyclical areas such as basic materials, resources and paper companies while boosting holdings in consumer-oriented stocks such as media companies and airlines.

Q: What is your outlook for the year ahead?

A: We expect that the level of volatility experienced in recent years will continue in the months to come, but we also see reasons for optimism that the general trend of stock prices on global markets will be higher. Economic growth around the world will support markets although the likelihood that central banks such as the Federal Reserve in the U.S. will begin to raise short-term interest rates could put a damper on investor enthusiasm. Other concerns include the relatively high valuation of stocks given modest earnings expectations for many companies and ongoing tensions in the Middle East. Nevertheless, we believe the positive direction of economic growth should help to create a better environment for stocks. In addition, we anticipate favorable currency movements will boost the Fund's returns in dollar terms.

15  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Q: How are you positioning the Fund in light of your outlook?

A: The Fund is generally positioned in stocks that should benefit from an upward trend in world economic growth. From a regional perspective, we are particularly positive on companies in Europe and in emerging markets. It should be noted that this is an environment where a very selective approach to stock picking is critical, as significant competitive pressures tend to separate quality companies from weaker ones within specific industries. We have recently expanded our overseas research capabilities, which should put us in a better position to identify stocks with good long-term potential for the months and years to come.

Mark Burgess

Note to shareholders: Mark Burgess succeeded Richard Leadem and Gavin Corr in February 2002 and Mark Fawcett in May 2002 as portfolio manager of the International Equity Portfolio.

The 10 Largest Holdings

International Equity Portfolio
                                              Percent               Value
                                           (of net assets)(as of April 30, 2002)
Novartis (Switzerland)                          3.2%           $7,189,295
TotalFinaELF (France)                           3.2             7,176,905
BP (United Kingdom)                             3.2             7,162,859
GlaxoSmithKline (United Kingdom)                2.6             5,853,874
Royal Bank of Scotland Group (Scotland)         2.6             5,778,805
BNP Paribas (France)                            2.5             5,536,616
Vodafone Group (United Kingdom)                 2.3             5,081,716
ENI (Italy)                                     2.1             4,736,537
Koninklijke (Royal) Philips Electronics
 (Netherlands)                                  2.1             4,658,630
HSBC Holdings (United Kingdom)                  2.1             4,593,350

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 25.9% of net assets.

16   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The Fund's Long-term Performance

International Equity Portfolio


  Value of your $10,000 in International Equity Portfolio
(line chart)
$30,000                                              $16,572
                                               International
                                            Equity Portfolio

$20,000
                             Lipper International
                                      Funds Index

 $10,000
              MSCI EAFE Index


   11/1/94  4/95  4/96   4/97  4/98   4/99   4/00  4/01  4/02

Average Annual Total Returns (as of April 30, 2002)

                           1 year      5 years    Since inception*
                          -16.83%       -0.11%          +6.96%

* Inception date was Oct. 28, 1994.

On the chart above you can see how the Fund's total return compared to two widely cited performance indexes, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

17  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Managers' Q & A

Managed Portfolio

Q: How did the Managed Portfolio perform for the one-year period ended April 30, 2002?

A: In a year of tumultuous events that created a volatile market environment, the Managed Portfolio finished the 12-month period with a return of -12.91% (this figure does not reflect expenses that apply to the subaccounts or the policies). By comparison, the Standard & Poor's 500 Index and the Lipper Balanced Funds Index return(e)d -12.64% and -4.01%, respectively, over the same timeframe.

Q: What factors affected the Fund's performance during the period?

A: Large-cap growth stocks, the focus of the equity portion of the portfolio, continued to find themselves in a difficult position for most of the period. The growth stock style we employ lagged the performance of value stocks, and large-cap stocks underperformed small-cap stocks during the year. The economic slowdown that gripped the U.S. in 2001 had a particularly negative effect on the profitability of many companies, most notably in the technology sector. The terrorist attacks of September 11 sent shockwaves through the market in the immediate aftermath. Stocks rallied significantly in the closing months of 2001, then started 2002 in retreat mode again as heightened world tensions and concerns related to the Enron scandal had a negative impact on investor enthusiasm. Stocks enjoyed a strong recovery in March, but again closed the year on a weak note in April, capping what was another tumultuous 12 months in the equity markets.

The environment was generally more hospitable for the fixed-income markets and, therefore, the bond portion of the portfolio. The weak U.S. economy resulted in declining interest rates through much of 2001. While anticipating a better economy toward the end of the summer in 2001, the events of September 11 resulted in lower interest rates, which boosted the bond market. Rates rose dramatically in November, but declined again in early 2002 before moving higher in March. However, concerns about disappointing economic growth led to lower interest rates again in April, helping our portfolio close on a strong note. In total, the bond portion of the portfolio contributed positively to the Fund's performance.

Q: What changes did you make to the Fund's portfolio?

A: In the equity portfolio, we gained confidence in the ability of the U.S. economy to rebound. Therefore, we put additional money to work in stocks that could benefit from a cyclical economic upturn. These included media companies that can benefit from increased advertising revenue, including Clear Channel Communications and Viacom, and financial companies like Bank of America that should see bigger loan volume. Retail stocks like Home Depot, Target, Kohl's and Best Buy were placed in prominent positions as well, given our expectation of continued strength on the part of the American consumer.

In the bond portfolio, we made efforts in mid-2001 to position the portfolio to be less sensitive to changes in interest rates, in anticipation of rates moving higher. In addition, we put increasing emphasis on corporate bonds, which appeared to be attractively priced and offered better yields than those available from U.S. Treasury bonds. This included a position in low-grade, high-yield bonds. Mortgage-backed bonds contributed significantly to our performance in early 2002, and we trimmed our position in those bonds after the rally, putting the proceeds to work in investment-grade corporate issues.

Q: What is your outlook for the year ahead?

A: Our expectation is that the U.S. economy is firmly back on track and will enjoy a period of steady growth for the rest of 2002. Already we have begun to see selected companies report surprising progress in terms of their profits. If that trend continues, it should create a more favorable environment for the Fund's equity position, and its focus on large-cap growth stocks. Some risks, particularly associated with rising global tensions, are a concern, but if profits improve, that should be reflected in better stock prices.

In the bond market, we are beginning the year with very low yields from a historical perspective. We anticipate that the Federal Reserve will begin increasing short-term interest rates later this year, and the bond market has already factored some of that into its current pricing. While some issues such as the struggles by Worldcom have created visible challenges for corporate bonds, we believe they continue to offer the best potential in an environment of economic improvement. We are closely monitoring the inflation outlook. Currently, inflation appears to be in check, but if it becomes a bigger issue, that could send interest rates higher.

18   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Q: How are you positioning the Fund in light of your outlook?

A: In the equity portion of the Fund, we continue to own a diversified group of growth-oriented, large-cap stocks. Depending on how strong the economic recovery turns out to be, we may look to boost our exposure to the technology sector if it appears the profit environment is well positioned to improve. Beyond that, we feel it is prudent to spread our equity investments across a number of industries that offer solid growth potential in an improving economy.

In the fixed-income portion of the Fund, we plan to maintain a defensive position in the portfolio's interest rate sensitivity for the time being in anticipation of higher interest rates. Later in the year, if the bond market appears to have factored in short-term interest rate increases by the Federal Reserve, we may be willing to position the bond portfolio more aggressively from an interest-rate sensitivity perspective.

Doug Guffy

Timothy A. Palmer

Note to shareholders: In June 2002, Warren Spitz succeeded Doug Guffy as co-portfolio manager of the IDS Life Series - Managed Portfolio.

The 10 Largest Holdings

Managed Portfolio
                                  Percent             Value
                              (of net assets)(as of April 30, 2002)
Medtronic                          3.3%         $15,641,500
Citigroup                          3.0           14,289,000
American Intl Group                2.5           11,750,400
Harley-Davidson                    2.5           11,657,800
General Electric                   2.4           11,358,000
Maxim Integrated Products          2.2           10,458,000
Microsoft                          2.2           10,451,999
Cisco Systems                      2.0            9,669,000
Wal-Mart Stores                    2.0            9,496,200
Pfizer                             1.8            8,724,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 23.9% of net assets.

19  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The Fund's Long-term Performance

Managed Portfolio

        Value of your $10,000 in Managed Portfolio
(line chart)

$50,000                                              $19,893
                                           Managed Portfolio
$40,000

$30,000

$20,000                         Lipper Balanced
                S&P 500 Index       Funds Index

    $10,000

'92    '93   '94  '95   '96  '97   '98  '99   '00   '01   '02

Average Annual Total Returns (as of April 30, 2002)

                           1 year      5 years        10 years
                           -12.91%     +1.20%          +7.12%

On the chart above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 Index and the Lipper Balanced Funds Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Balanced Funds Index, published by Lipper, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

20   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

(picture of)  Mary McQuillen
Mary McQuillen
Portfolio manager

Portfolio Manager Q & A

Money Market Portfolio

Q: How did the Money Market Portfolio perform for the one-year period ended April 30, 2002?

A: With the Federal Reserve consistently trimming short-term interest rates for much of the period, the Money Market Portfolio saw its yield drop during the year. For the 12 months, the Fund return(e)d 2.60% and its seven-day yield as of April 30, 2002 was 1.12%. (These figures do not reflect expenses that apply to the subaccounts or the policies. The yield figure more closely reflects the current earnings of the Fund than the total return figure.) As it always has historically, the Fund maintained a $1 per share price throughout the period, in accordance with its objective.*

Q: What factors affected the Fund's performance over the past year?

A: The biggest impacts to the Fund's yield during the period came from the downward direction of short-term interest rates and a shrinking supply of short-term corporate debt. At the beginning of the Fund's fiscal year, the Federal Reserve (the Fed) was in the midst of an aggressive rate-cutting strategy in an effort to turn around a slumping U.S. economy. Rates declined steadily throughout most of the period. In early 2002, the Fed signaled that it had shifted its stance, and was finished cutting rates for now. The other major factor affecting the market and the Fund's yield was a significant contraction in the number of short-term securities issued by corporations. Many companies trimmed their offerings in this market in an effort to improve their credit quality. Therefore, we increased our holdings of government debt in response to the events in the commercial paper market. This contributed to the decline in yield experienced by the Fund, as so-called "commercial paper" tends to generate better yields than government-issued short-term debt.

Q: What changes did you make to the Fund's portfolio?

A: To deal with the declining interest rate environment, we lengthened the average maturity of the portfolio's holdings in an effort to lock in higher rates for as long as possible. This strategy was effective earlier in the year, but even that approach couldn't stem the tide of quickly declining interest rates in 2001. Finally in April 2002, we began to shorten the portfolio's average maturity in reaction to the Fed's neutral stance on interest rate changes. In addition, we cut back on the portfolio's holdings of commercial paper and Certificates of Deposit and put more money into short-term debt issued by government agencies such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

Q: What is your outlook for the year ahead?

A: All signs indicate that the U.S. economy is on the mend. Therefore, we expect that the short-term rate environment will be somewhat stable in the early months of the new fiscal year. At some point, probably toward the end of the third quarter of 2002, we would expect the Federal Reserve to increase short-term interest rates. The exact timing is hard to predict as the Fed's decision will have much to do with the strength of the economy. If the Fed becomes more concerned about bad inflation news, the rate increases could occur more quickly and be more dramatic.

Q: How are you positioning the Fund in light of your outlook?

A: The portfolio is currently positioned with a somewhat cautious stance in terms of its interest rate sensitivity, given the very low rates that are in place. There is little benefit in owning longer maturity issues at this time. However, once we see rates begin to move higher, we intend to position the portfolio to benefit from that trend by investing in longer-term money market securities.

Mary McQuillen

Note to shareholders: In January 2002, Mary McQuillen succeeded Terry Seierstad as portfolio manager of the Money Market Portfolio.

* Keep in mind that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

21  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Board Members and Officers

The Fund has a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees the Fund, and IDS Life Variable Annuity Fund A and Fund B (Fund A and Fund B). Board members serve until the next regular meeting or until their successors are elected and qualify.

Independent Board Members

Name, address, age                 Position held with     Principal occupations       Other directorships
                                   Registrant and         during past five years
                                   length of service
---------------------------------- ---------------------- --------------------------- ----------------------
Rodney P. Burwell                  Board member since     Chairman, Xerxes            TCF Financial
Xerxes Corporation                 1999                   Corporation (fiberglass
7901 Xerxes Ave. S.                                       storage tanks)
Minneapolis, MN 55431-1253
Born in 1939
---------------------------------- ---------------------- --------------------------- ----------------------
Jean B. Keffeler                   Board member since     Retired business executive
3424 Zenith Ave. S.                1999
Minneapolis, MN 55416
Born in 1945
---------------------------------- ---------------------- --------------------------- ----------------------
Thomas R. McBurney                 Board member since     President, McBurney         The Valspar
McBurney Management Advisors       1999                   Management Advisors         Corporation (paints)
4900 IDS Center,
80 South Eighth Street
Minneapolis, MN 55402
Born in 1938
---------------------------------- ---------------------- --------------------------- ----------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age                 Position held with     Principal occupations       Other directorships
                                   Registrant and         during past five years
                                   length of service
---------------------------------- ---------------------- --------------------------- ----------------------
Gumer C. Alvero                    Board member since     Director and Executive
70100 AXP Financial Center         1998, Chairman of      Vice President -
Minneapolis, MN 55474              the Board  since 2000  Annuities,  IDS Life,
Born in 1967                                              since March 2001. Vice
                                                          President - Variable
                                                          Annuities, AEFC, since
                                                          April 1998. Executive
                                                          Assistant to
                                                          President/CEO, AEFC,
                                                          from April 1996 to
                                                          April 1998.
---------------------------------- ---------------------- --------------------------- ----------------------
Timothy V. Bechtold                Board member since     Director and President,
70100 AXP Financial Center         2001, President and    IDS Life, since March
Minneapolis, MN 55474              Chief Executive        2001. Executive Vice
Born in 1953                       Officer since 2002     President - Insurance
                                                          Products, IDS Life, from
                                                          1995 to 2001. Vice
                                                          President - Insurance
                                                          Products, AEFC, since
                                                          1995.
---------------------------------- ---------------------- --------------------------- ----------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Bechtold, who is president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held with     Principal occupations       Other directorships
                                   Registrant and         during past five years
                                   length of service
---------------------------------- ---------------------- --------------------------- ----------------------
C. Nikol Davies                    Secretary since 2001   Assistant Secretary, AEFC
70100 AXP Financial Center                                since 2001. Paralegal at
Minneapolis, MN 55474                                     Boyle & Voss and
Born in 1966                                              Administrative Assistant
                                                          for the Department of the
                                                          U.S. Air Force prior to
                                                          2001.
---------------------------------- ---------------------- --------------------------- ----------------------
Lorraine R. Hart                   Vice President -       Vice President -
70100 AXP Financial Center         Investments since      Investments, IDS Life,
Minneapolis, MN 55474              1992                   since 1992. Vice
Born in 1951                                              President - Insurance
                                                          Investments, AEFC,  since
                                                          1989.
---------------------------------- ---------------------- --------------------------- ----------------------
Philip C. Wentzel                  Controller since 1998  Vice President and
70100 AXP Financial Center                                Controller, IDS Life,
Minneapolis, MN 55474                                     since 1998. Vice
Born in 1961                                              President - Finance Risk
                                                          Management Products,
                                                          AEFC, since 1997.
                                                          Director of Financial
                                                          Reporting and
                                                          Analysis, AEFC, from
                                                          1992 to 1997.
---------------------------------- ---------------------- --------------------------- ----------------------
David L. Yowan                     Vice President and     Vice President, Treasurer
70100 AXP Financial Center         Treasurer since 2001   and Assistant Secretary,
Minneapolis, MN 55474                                     IDS Life, since March
Born in 1957                                              2001. Senior Vice
                                                          President and
                                                          Assistant Treasurer of
                                                          American Express
                                                          Company since January
                                                          1999. Vice President
                                                          and Corporate
                                                          Treasurer, AEFC, since
                                                          March 2001. Senior
                                                          Portfolio and Risk
                                                          Management Officer for
                                                          the North American
                                                          Consumer Bank of
                                                          Citigroup from August
                                                          1987 to January 1999.
---------------------------------- ---------------------- --------------------------- ----------------------

22   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
IDS LIFE SERIES FUND, INC.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 2002 and the financial highlights for each of the years in the five-year period ended April 30, 2002 (two-year period ended April 30, 2002 and for the period from June 17, 1999, commencement of operations, to April 30, 2000 for Equity Income Portfolio). These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2002 and the results of their operations, changes in their net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

June 7, 2002


23  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Financial Statements

Statements of assets and liabilities

IDS Life Series Fund, Inc.
                                                                        Equity         Equity      Government       Income
                                                                       Portfolio       Income      Securities      Portfolio
April 30, 2002                                                                        Portfolio     Portfolio
Assets
Investments in securities, at value (Note 1)
   (identified cost $832,229,759, $6,327,597, $22,904,202
   and $105,256,976, respectively)                                $  800,142,143    $6,636,355    $23,584,715  $106,994,550
Cash in bank on demand deposit                                             2,885       211,663         91,340       278,388
Expense reimbursement receivable from IDS Life                                --         4,357          6,924            --
Receivable for investment securities sold                             43,465,908        47,944             --       191,204
Dividends and accrued interest receivable                                 26,206         8,202        252,053     1,417,479
                                                                          ------         -----        -------     ---------
Total assets                                                         843,637,142     6,908,521     23,935,032   108,881,621
                                                                     -----------     ---------     ----------   -----------
Liabilities
Dividends payable to shareholders (Note 1)                                    --        22,456         92,830       326,800
Payable for investment securities purchased                           52,468,554        54,269             --        80,000
Payable for securities purchased on a when-issued basis (Note 1)              --            --        995,198     6,841,188
Accrued investment management services fee                               519,935         4,263         14,230        64,187
Other accrued expenses                                                    87,431           132         11,253        20,688
                                                                          ------           ---         ------        ------
Total liabilities                                                     53,075,920        81,120      1,113,511     7,332,863
                                                                      ----------        ------      ---------     ---------
Net assets applicable to outstanding capital stock                $  790,561,222    $6,827,401    $22,821,521  $101,548,758
                                                                  ==============    ==========    ===========  ============
Represented by
Capital stock -- $.001 par value (Note 1)                         $       51,413    $      681    $     2,208  $     10,617
Additional paid-in capital                                         1,303,531,287     6,542,852     22,375,444   105,926,707
Undistributed (excess of distributions over)
   net investment income                                                 167,942         3,289          9,289       (36,921)
Accumulated net realized gain (loss) (Note 8)                       (481,101,804)      (28,179)      (245,933)   (6,089,219)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies       (32,087,616)      308,758        680,513     1,737,574
                                                                     -----------       -------        -------     ---------
Total -- representing net assets applicable to
   outstanding capital stock                                      $  790,561,222    $6,827,401    $22,821,521  $101,548,758
                                                                  ==============    ==========    ===========  ============
Shares outstanding                                                    51,412,947       680,713      2,207,887    10,617,403
                                                                      ----------       -------      ---------    ----------
Net asset value per share of outstanding capital stock            $        15.38    $    10.03    $    10.34   $       9.56
                                                                  --------------    ----------    ----------   ------------

See accompanying notes to financial statements.

24   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of assets and liabilities (continued)

IDS Life Series Fund, Inc.
                                                                                    International    Managed         Money
                                                                                       Equity       Portfolio       Market
April 30, 2002                                                                        Portfolio                    Portfolio
Assets
Investments in securities, at value (Note 1)
   (identified cost $214,979,119, $458,677,293 and $69,141,933, respectively)    $ 220,467,972  $ 477,233,156   $69,141,933
Cash in bank on demand deposit (including foreign currency holdings
   of $1,326,417 for International Equity Portfolio)                                 1,521,783         29,866       411,926
Receivable for investment securities sold                                            3,114,346     11,393,771            --
Unrealized appreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                        1,780             --            --
Dividends and accrued interest receivable                                              720,552      1,914,293        36,686
                                                                                       -------      ---------        ------
Total assets                                                                       225,826,433    490,571,086    69,590,545
                                                                                   -----------    -----------    ----------
Liabilities
Dividends payable to shareholders (Note 1)                                             596,039      1,473,838        79,670
Payable for investment securities purchased                                          1,328,806      3,581,143            --
Payable for securities purchased on a when-issued basis (Note 1)                            --     10,564,323            --
Accrued investment management services fee                                             193,235        313,880        31,790
Unrealized depreciation on foreign currency contracts
   held, at value (Notes 1 and 5)                                                          119             --            --
Other accrued expenses                                                                  59,067         62,402        50,321
                                                                                        ------         ------        ------
Total liabilities                                                                    2,177,266     15,995,586       161,781
                                                                                     ---------     ----------       -------
Net assets applicable to outstanding capital stock                               $ 223,649,167  $ 474,575,500   $69,428,764
                                                                                 =============  =============   ===========
Represented by
Capital stock -- $.001 par value (Note 1)                                        $      20,396  $      34,562   $    69,430
Additional paid-in capital                                                         350,424,612    558,746,886    69,355,933
Undistributed (excess of distributions over) net investment income                    (345,292)      (144,587)           --
Accumulated net realized gain (loss) (Note 8)                                     (131,960,056)  (100,499,357)        3,401
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities
   in foreign currencies (Notes 5 and 7)                                             5,509,507     16,437,996            --
                                                                                     ---------     ----------          ----
Total -- representing net assets applicable to
   outstanding capital stock                                                     $ 223,649,167  $ 474,575,500   $69,428,764
                                                                                 =============  =============   ===========
Shares outstanding                                                                  20,395,995     34,561,874    69,430,077
                                                                                    ----------     ----------    ----------
Net asset value per share of outstanding capital stock                           $       10.97  $       13.73   $      1.00
                                                                                 -------------  -------------   -----------

See accompanying notes to financial statements.

25  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of operations

IDS Life Series Fund, Inc.
                                                                        Equity         Equity      Government       Income
                                                                       Portfolio       Income      Securities      Portfolio
Year ended April 30, 2002                                                             Portfolio     Portfolio
Investment income
Income:
Dividends                                                          $   3,364,966      $108,372    $        --  $    150,868
Interest                                                               3,145,689            --      1,235,659     6,523,340
   Less foreign taxes withheld                                           (35,047)         (600)            --        (1,336)
                                                                         -------          ----           ----        ------
Total income                                                           6,475,608       107,772      1,235,659     6,672,872
                                                                       ---------       -------      ---------     ---------
Expenses (Note 2):
Investment management and services fee                                 6,430,181        35,207        151,630       730,708
Custodian fees                                                            99,583        26,920         14,280        37,205
Audit fees                                                                16,250         9,750          9,750        11,250
Directors fees                                                             4,213            19             87           162
Printing and postage                                                     143,198           622          2,635        17,063
Other                                                                         --            --          1,853         9,149
                                                                       ---------       -------      ---------     ---------
Total expenses                                                         6,693,425        72,518        180,235       805,537
   Expenses reimbursed by IDS Life                                            --       (32,261)        (6,924)           --
                                                                       ---------       -------      ---------     ---------
                                                                       6,693,425        40,257        173,311       805,537
   Earnings credits on cash balances (Note 2)                             (3,500)       (4,357)        (6,924)       (8,954)
                                                                       ---------       -------      ---------     ---------
Total expenses -- net                                                  6,689,925        35,900        166,387       796,583
                                                                       ---------       -------      ---------     ---------
Investment income (loss) -- net                                         (214,317)       71,872      1,069,272     5,876,289
                                                                       ---------       -------      ---------     ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                   (229,972,043)      (20,562)        88,887    (1,060,414)
   Options contracts written (Note 6)                                  1,164,989            --             --            --
                                                                       ---------       -------      ---------     ---------
Net realized gain (loss) on investments                             (228,807,054)      (20,562)        88,887    (1,060,414)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                 (26,840,244)       33,501        191,637     2,181,878
                                                                     -----------        ------        -------     ---------
Net gain (loss) on investments and foreign currencies               (255,647,298)       12,939        280,524     1,121,464
                                                                    ------------        ------        -------     ---------
Net increase (decrease) in net assets resulting from operations    $(255,861,615)     $ 84,811     $1,349,796   $ 6,997,753
                                                                   =============      ========     ==========   ===========

See accompanying notes to financial statements.

26   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of operations (continued)

IDS Life Series Fund, Inc.
                                                                                    International    Managed         Money
                                                                                       Equity       Portfolio       Market
Year ended April 30, 2002                                                             Portfolio                    Portfolio
Investment income
Income:
Dividends                                                                         $  3,744,169   $  2,468,116   $        --
Interest                                                                               443,245      9,307,678     2,201,773
   Less foreign taxes withheld                                                        (353,678)       (15,956)           --
                                                                                     ---------     ----------     ---------
Total income                                                                         3,833,736     11,759,838     2,201,773
                                                                                     ---------     ----------     ---------
Expenses (Note 2):
Investment management and services fee                                               2,302,725      3,709,826       357,883
Custodian fees                                                                         114,890         72,518         6,897
Audit fees                                                                              13,750         16,000         8,250
Directors fees                                                                           1,176          2,306           343
Printing and postage                                                                    32,702         95,909        10,560
Other                                                                                    1,132         41,431           465
                                                                                     ---------     ----------     ---------
Total expenses                                                                       2,466,375      3,937,990       384,398
   Earnings credits on cash balances (Note 2)                                           (2,843)        (3,314)       (2,849)
                                                                                     ---------     ----------     ---------
Total expenses -- net                                                                2,463,532      3,934,676       381,549
                                                                                     ---------     ----------     ---------
Investment income (loss) -- net                                                      1,370,204      7,825,162     1,820,224
                                                                                     ---------     ----------     ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (55,062,432)   (60,438,764)        4,499
   Foreign currency transactions                                                       395,799             --            --
   Futures contracts                                                                        --       (252,662)           --
   Options contracts written (Note 6)                                                       --        198,108            --
                                                                                     ---------     ----------     ---------
Net realized gain (loss) on investments                                            (54,666,633)   (60,493,318)        4,499
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                                 2,489,376    (22,082,748)           --
                                                                                     ---------     ----------     ---------
Net gain (loss) on investments and foreign currencies                              (52,177,257)   (82,576,066)        4,499
                                                                                   -----------    -----------         -----
Net increase (decrease) in net assets resulting from operations                   $(50,807,053)  $(74,750,904)   $1,824,723
                                                                                  ============   ============    ==========

See accompanying notes to financial statements.

27  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of changes in net assets

IDS Life Series Fund, Inc.

                                                                          Equity Portfolio           Equity Income Portfolio
Year ended April 30,                                                     2002             2001           2002            2001
 Operations and distributions
Investment income (loss) -- net                                   $     (214,317)  $   (2,757,023)   $   71,872      $   36,096
Net realized gain (loss) on investments                             (228,807,054)    (114,194,388)      (20,562)          8,830
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and liabilities
   in foreign currencies                                             (26,840,244)    (523,414,933)       33,501         236,595
                                                                     -----------     ------------        ------         -------
Net increase (decrease) in net assets resulting from operations     (255,861,615)    (640,366,344)       84,811         281,521
                                                                    ------------     ------------        ------         -------
Distributions to shareholders from:
   Net investment income                                                      --               --       (65,827)        (36,135)
   Net realized gain                                                (135,496,423)    (378,441,149)       (5,469)             --
   Tax return of capital                                              (2,809,528)              --            --              --
                                                                    ------------     ------------        ------         -------
Total distributions                                                 (138,305,951)    (378,441,149)      (71,296)        (36,135)
                                                                    ------------     ------------       -------         -------
Capital share transactions (Note 4)
Proceeds from sales                                                   29,513,746       71,323,681     3,134,447       1,596,626
Reinvested distributions at net asset value                          138,305,951      378,441,149        60,894          30,918
Payments for redemptions                                             (75,785,852)     (52,770,102)     (326,682)       (214,045)
                                                                     -----------      -----------      --------        --------
Increase (decrease) in net assets from capital share transactions     92,033,845      396,994,728     2,868,659       1,413,499
                                                                      ----------      -----------     ---------       ---------
Total increase (decrease) in net assets                             (302,133,721)    (621,812,765)    2,882,174       1,658,885
Net assets at beginning of year                                    1,092,694,943    1,714,507,708     3,945,227       2,286,342
                                                                   -------------    -------------     ---------       ---------
Net assets at end of year                                         $  790,561,222   $1,092,694,943    $6,827,401      $3,945,227
                                                                  ==============   ==============    ==========      ==========
Undistributed (excess of distributions over)
   net investment income                                          $      167,942   $       42,699    $    3,289      $       --
                                                                  --------------   --------------    ----------      ----------

                                                                    Government Securities Portfolio        Income Portfolio
Year ended April 30,                                                     2002             2001           2002            2001
Operations and distributions
Investment income (loss) -- net                                      $ 1,069,272      $ 1,006,712  $  5,876,289    $  6,553,959
Net realized gain (loss) on investments                                   88,887          (17,641)   (1,060,414)     (2,276,476)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                       191,637          943,134     2,181,878       4,756,318
                                                                         -------          -------     ---------       ---------
Net increase (decrease) in net assets resulting from operations        1,349,796        1,932,205     6,997,753       9,033,801
                                                                       ---------        ---------     ---------       ---------
Distributions to shareholders from:
   Net investment income                                              (1,063,799)        (990,952)   (5,924,151)     (6,029,764)
                                                                      ----------         --------    ----------      ----------

Capital share transactions (Note 4)
Proceeds from sales                                                    5,008,350        3,591,941     4,507,537      11,053,811
Reinvested distributions at net asset value                            1,057,482          986,526     6,150,563       5,971,651
Payments for redemptions                                              (3,185,201)      (4,356,164)  (13,867,723)     (8,696,124)
                                                                      ----------       ----------   -----------      ----------
Increase (decrease) in net assets from capital share transactions      2,880,631          222,303    (3,209,623)      8,329,338
                                                                       ---------          -------    ----------       ---------
Total increase (decrease) in net assets                                3,166,628        1,163,556    (2,136,021)     11,333,375
Net assets at beginning of year                                       19,654,893       18,491,337   103,684,779      92,351,404
                                                                      ----------       ----------   -----------      ----------
Net assets at end of year                                            $22,821,521      $19,654,893  $101,548,758    $103,684,779
                                                                     ===========      ===========  ============    ============
Undistributed (excess of distributions over)
    net investment income                                            $     9,289      $     3,816  $    (36,921)   $     12,446
                                                                     -----------      -----------  ------------    ------------

See accompanying notes to financial statements.

28   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of changes in net assets (continued)

IDS Life Series Fund, Inc.

                                                                   International Equity Portfolio             Managed Portfolio
Year ended April 30,                                                     2002           2001               2002             2001
 Operations and distributions
Investment income (loss) -- net                                     $  1,370,204    $   2,039,171     $   7,825,162   $  13,018,364
Net realized gain (loss) on investments                              (54,666,633)     (76,818,335)      (60,493,318)    (39,540,828)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and liabilities
   in foreign currencies                                               2,489,376      (32,028,217)      (22,082,748)   (202,260,263)
                                                                       ---------      -----------       -----------    ------------
Net increase (decrease) in net assets resulting from operations      (50,807,053)    (106,807,381)      (74,750,904)   (228,782,727)
                                                                     -----------     ------------       -----------    ------------
Distributions to shareholders from:
   Net investment income                                              (1,816,344)      (1,974,276)       (8,137,246)    (12,332,645)
   Net realized gain                                                          --      (61,342,700)         (115,206)    (33,181,679)
                                                                     -----------     ------------       -----------    ------------
Total distributions                                                   (1,816,344)     (63,316,976)       (8,252,452)    (45,514,324)
                                                                      ----------      -----------        ----------     -----------
Capital share transactions (Note 4)
Proceeds from sales                                                    7,815,915       36,564,191        12,428,525      27,866,067
Reinvested distributions at net asset value                            1,698,335       62,838,946         9,823,106      45,687,438
Payments for redemptions                                             (33,161,457)      (8,571,829)      (52,756,928)    (37,721,259)
                                                                     -----------       ----------       -----------     -----------
Increase (decrease) in net assets from capital share transactions    (23,647,207)      90,831,308       (30,505,297)     35,832,246
                                                                     -----------       ----------       -----------      ----------
Total increase (decrease) in net assets                              (76,270,604)     (79,293,049)     (113,508,653)   (238,464,805)
Net assets at beginning of year                                      299,919,771      379,212,820       588,084,153     826,548,958
                                                                     -----------      -----------       -----------     -----------
Net assets at end of year                                           $223,649,167    $ 299,919,771     $ 474,575,500   $ 588,084,153
                                                                    ============    =============     =============   =============
Undistributed (excess of distributions over)
   net investment income                                            $   (345,292)   $    (318,763)    $    (144,587)  $     294,186
                                                                    ------------    -------------     -------------   -------------

                                                                                                           Money Market Portfolio
Year ended April 30,                                                                                       2002             2001
Operations and distributions
Investment income (loss) -- net                                                                        $  1,820,224     $ 3,556,042
Net realized gain (loss) on investments                                                                       4,499             226
                                                                                                              -----             ---
Net increase (decrease) in net assets resulting from operations                                           1,824,723       3,556,268
                                                                                                          ---------       ---------
Distributions to shareholders from:
   Net investment income                                                                                 (1,821,218)     (3,517,108)
                                                                                                         ----------      ----------

Capital share transactions (Note 4)
Proceeds from sales                                                                                      26,569,633      33,829,088
Reinvested distributions at net asset value                                                               1,975,144       3,557,154
Payments for redemptions                                                                                (28,781,772)    (24,906,602)
                                                                                                        -----------     -----------
Increase (decrease) in net assets from capital share transactions                                          (236,995)     12,479,640
                                                                                                           --------      ----------
Total increase (decrease) in net assets                                                                    (233,490)     12,518,800
Net assets at beginning of year                                                                          69,662,254      57,143,454
                                                                                                         ----------      ----------
Net assets at end of year                                                                              $ 69,428,764     $69,662,254
                                                                                                       ============     ===========
Undistributed net investment income                                                                    $         --     $       994
                                                                                                       ------------     -----------

See accompanying notes to financial statements.

29   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Notes to Financial Statements

IDS Life Series Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
IDS Life Series Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has 10 billion authorized shares of capital stock and the primary investments are as follows:

     Equity Portfolio primarily invests in U.S. common stocks and securities convertible into common stock.

     Equity Income Portfolio primarily invests in equity securities that provide steady dividend income.

     Government Securities Portfolio primarily invests in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

     Income Portfolio primarily invests in investment grade corporate bonds and government securities.

     International Equity Portfolio primarily invests in equity securities of foreign issuers.

     Managed Portfolio primarily invests in a combination of equity and debt securities.

     Money Market Portfolio primarily invests in high-quality, short-term debt securities.

Shares of each Fund are sold to IDS Life Insurance Company (IDS Life) subaccounts or IDS Life Insurance Company of New York subaccounts in connection with the sale of variable insurance contracts.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in the Fund, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Funds, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Funds, except Money Market Portfolio, may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

30   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statements of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Funds, except Money Market Portfolio, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of April 30, 2002, investments in securities for Equity Portfolio, Income Portfolio and Managed Portfolio included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2002 was $29,440,902, $1,037,029 and $525,250 representing 3.72%, 1.02% and 0.11% of net assets for Equity Portfolio, Income Portfolio and Managed Portfolio, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of April 30, 2002, the outstanding forward-commitments for the Funds are as follows:

                                      Future capital
                                      commitments for
                                    limited partnership           When-issued
Fund                                     interests                commitments
Equity Portfolio                        $4,387,070               $        --
Government Securities Portfolio                 --                   995,198
Income Portfolio                                --                 6,841,188
Managed Portfolio                               --                10,564,323
Federal income taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, foreign currency exchange gains and losses, and the timing and amount of market discount recognized as ordinary income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

31  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                    Equity        Equity    Government     Income    International  Managed
                                                   Portfolio      Income    Securities    Portfolio     Equity     Portfolio
                                                                 Portfolio   Portfolio                 Portfolio

Undistributed net investment income                 $339,560    $(2,756)        $--       $(1,505)   $ 419,611    $(126,689)
Accumulated net realized gain (loss)                      --      2,756          --         1,505     (395,799)     126,689
                                                    --------    -------         ---       -------    ---------    ---------
Additional paid-in capital reductions (increase)    $339,560    $    --         $--       $    --    $  23,812    $      --
                                                    --------    -------         ---       -------    ---------    ---------

The tax character of distributions paid for the years indicated is as follows:

Year ended April 30,                        2002                          2001

Equity Portfolio
Distributions paid from:
Ordinary income                       $     42,699                  $101,676,887
Long-term capital gain                 135,496,423                   276,764,262
Tax return of capital                    2,766,829                            --

Equity Income Portfolio
Distributions paid from:
Ordinary income                             71,296                        36,135
Long-term capital gain                          --                            --

Government Securities Portfolio
Distributions paid from:
Ordinary income                          1,063,799                       990,952
Long-term capital gain                          --                            --

Income Portfolio
Distributions paid from:
Ordinary income                          5,924,151                     6,029,764
Long-term capital gain                          --                            --

International Equity Portfolio
Distributions paid from:
Ordinary income                          1,816,344                    21,486,216
Long-term capital gain                          --                    41,830,760

Managed Portfolio
Distributions paid from:
Ordinary income                          8,137,246                    18,617,384
Long-term capital gain                     115,206                    26,896,940

Money Market Portfolio
Distributions paid from:
Ordinary income                          1,821,218                     3,517,108
Long-term capital gain                          --                            --

As of April 30, 2002, the components of distributable earnings on a tax basis for each Fund are as follows:

Fund                                                Undistributed                Accumulated                     Unrealized
                                                   ordinary income                long-term                     appreciation
                                                                                 gain (loss)                   (depreciation)
Equity Portfolio                                   $       --                  $(472,169,362)                 $(40,852,116)
Equity Income Portfolio                                32,049                        (23,850)                      298,125
Government Securities Portfolio                       102,119                       (245,933)                      680,513
Income Portfolio                                      291,155                     (6,048,761)                    1,702,431
International Equity Portfolio                        250,747                   (128,979,400)                    2,505,039
Managed Portfolio                                   1,345,266                   (100,206,118)                   16,893,665
Money Market Portfolio                                 79,766                          3,401                            --
Dividends to shareholders

As of April 30, 2002, dividends declared for each Fund payable May 1, 2002 are as follows:

   Equity Income Portfolio                  $.033
   Government Securities Portfolio          $.042
   Income Portfolio                         $.031
   International Equity Portfolio           $.029
   Managed Portfolio                        $.043
   Money Market Portfolio                   $.001

32   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Distributions to shareholders are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, when available, are declared daily and distributed monthly for the Government Securities, Income and Money Market Portfolios and declared and distributed quarterly for the Equity, Equity Income, International Equity and Managed Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES
The Funds have an Investment Management and Services Agreement with IDS Life to provide investment advice, administrative, accounting and other services required in connection with the affairs of the Fund. For these services, IDS Life is paid a fee based on the aggregate average daily net assets of each Fund. The fee is 0.70% on an annual basis for Equity, Equity Income, Government Securities, Income, and Managed Portfolios. For International Equity Portfolio the fee is 0.95% on an annual basis. For Money Market Portfolio the fee is 0.50% on an annual basis.

IDS Life and American Express Financial Corporation (AEFC) have an Investment Advisory Agreement which calls for IDS Life to pay AEFC a fee for investment advice about the Fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Equity Income, Government Securities, Income, Managed and Money Market Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

In addition to paying its own management fee, each Fund also pays its taxes, brokerage commissions and other non-advisory expenses. Expenses that relate to a particular Fund, such as custodian fees and registration fees for shares, are paid by that Fund. Other expenses are allocated to the Fund in an equitable manner as determined by the Fund's board. Each Fund also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

IDS Life has voluntarily agreed to reimburse each Fund for non-advisory expenses which exceed 0.10% on an annual basis of average daily net assets of each Fund.

During the year ended April 30, 2002, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                            Reduction
Equity Portfolio                                                  $3,500
Equity Income Portfolio                                            4,357
Government Securities Portfolio                                    6,924
Income Portfolio                                                   8,954
International Equity Portfolio                                     2,843
Managed Portfolio                                                  3,314
Money Market Portfolio                                             2,849

3. SECURITIES TRANSACTIONS
For the year ended April 30, 2002, cost of purchases and proceeds from sales of securities aggregated, respectively, $273,091,463 and $273,848,120 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                        Purchases        Proceeds
Equity Portfolio                        $1,932,418,230    $1,939,567,569
Equity Income Portfolio                      4,676,097         1,895,237
Government Securities Portfolio             10,405,082         7,923,399
Income Portfolio                            95,916,156        97,635,148
International Equity Portfolio             510,953,581       525,945,051
Managed Portfolio                          483,022,119       494,257,918

Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life were $3,120 for Equity Portfolio for the year ended April 30, 2002.

33  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for each Fund for the years indicated are as follows:

                                                                     Year ended April 30, 2002
                                      Equity        Equity      Government    Income    International   Managed      Money
                                     Portfolio      Income      Securities   Portfolio     Equity      Portfolio    Market
                                                   Portfolio     Portfolio                Portfolio                Portfolio

Sold                               1,624,925       320,643      483,135      471,566      688,613      836,737   26,570,691
Issued for reinvested
distributions                      7,433,804         6,349      102,435      643,772      149,222      656,487    1,975,233
Redeemed                          (4,409,571)      (33,671)    (308,684)  (1,452,406)  (3,002,564)  (3,631,146) (28,782,812)
                                  ----------       -------     --------   ----------   ----------   ----------  -----------
Net increase (decrease)            4,649,158       293,321      276,886     (337,068)  (2,164,729)  (2,137,922)    (236,888)
                                   ---------       -------      -------     --------   ----------   ----------     --------

                                                                     Year ended April 30, 2001
                                      Equity        Equity      Government    Income    International   Managed      Money
                                     Portfolio      Income      Securities   Portfolio     Equity      Portfolio    Market
                                                   Portfolio     Portfolio                Portfolio                Portfolio

Sold                               2,159,130       166,400      354,145    1,175,747    2,148,579    1,377,138   33,831,541
Issued for reinvested
distributions                     10,165,218         3,190       99,332      645,536    3,582,508    2,031,155    3,557,023
Redeemed                          (1,490,463)      (21,886)    (441,556)    (940,798)    (551,889)  (1,795,905) (24,908,431)
                                  ----------       -------     --------     --------     --------   ----------  -----------
Net increase (decrease)           10,833,885       147,704       11,921      880,485    5,179,198    1,612,388   12,480,133
                                  ----------       -------       ------      -------    ---------    ---------   ----------

5. FOREIGN CURRENCY CONTRACTS
As of April 30, 2002, International Equity Portfolio has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                      Currency to               Currency to                 Unrealized               Unrealized
                                  be delivered               be received                appreciation             depreciation
May 1, 2002                             51,063                 6,541,116                   $   --                     $119
                                   U.S. Dollar              Japanese Yen
May 2, 2002                          1,623,165                 1,464,095                    1,461                       --
                        European Monetary Unit               U.S. Dollar
May 2, 2002                         17,479,135                   136,449                      319                       --
                                  Japanese Yen               U.S. Dollar
                                                                                           ------                     ----
Total                                                                                      $1,780                     $119
                                                                                           ------                     ----

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written by Equity Portfolio are as follows:
                                             Year ended April 30, 2002
                                          Puts                      Calls
                                  Contracts   Premiums     Contracts   Premiums
Balance April 30, 2001               250    $  90,407          250  $   195,000
Opened                             2,950      544,660       11,989    2,049,379
Closed                            (2,700)    (473,807)      (7,318)  (1,348,041)
Exercised                           (350)    (102,552)      (1,421)    (347,108)
Expired                             (150)     (58,708)      (3,500)    (549,230)
                                    ----      -------       ------     --------
Balance April 30, 2002                --    $      --           --  $        --
                                    ----      -------       ------     --------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by Managed Portfolio are as follows:
                                             Year ended April 30, 2002
                                          Puts                      Calls
                                  Contracts   Premiums     Contracts   Premiums
Balance April 30, 2001                --    $      --           --    $      --
Opened                             1,304      347,273          817      241,643
Closed                              (394)    (179,956)        (817)    (241,643)
Expired                             (910)    (167,317)          --           --
                                   -----      -------          ---      -------
Balance April 30, 2002                --    $      --           --    $      --
                                   -----      -------          ---      -------

See "Summary of significant accounting policies."

34   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

7. FUTURES CONTRACTS
As of April 30, 2002, Managed Portfolio's investments in securities included securities valued at $1,980,580 that were pledged as collateral to cover initial margin deposits on 87 open purchase stock index contracts and 353 open sale interest rate contracts. The market value of the open purchase stock index contracts as of April 30, 2002 was $23,429,100 with a net unrealized loss of $1,754,486. The market value of the open sale interest rate contracts as of April 30, 2002 was $37,267,782 with an unrealized loss of $363,381. See "Summary of significant accounting policies."

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, capital loss carry-overs were as follows as of April 30, 2002:

Fund                                  Carry-over               Expiration date
Equity Portfolio                   $472,169,362                    2010-2011
Equity Income Portfolio                  23,850                      2011
Government Securities Portfolio         245,933                    2008-2009
Income Portfolio                      6,048,761                    2007-2011
International Equity Portfolio      128,979,400                    2009-2011
Managed Portfolio                   100,206,118                    2010-2011

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating each Fund's results.

Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                        2002        2001          2000        1999      1998
Net asset value, beginning of period                                $23.37     $ 47.72        $27.80       $33.96    $23.52
Income from investment operations:
Net investment income (loss)                                            --        (.06)         (.18)        (.06)     (.08)
Net gains (losses) (both realized and unrealized)                    (5.03)     (13.78)        20.10        (1.17)    11.55
Total from investment operations                                     (5.03)     (13.84)        19.92        (1.23)    11.47
Less distributions:
Distributions from realized gains                                    (2.91)     (10.51)           --        (4.93)    (1.03)
Tax return of capital                                                 (.05)         --            --           --        --
Total distributions                                                  (2.96)     (10.51)           --        (4.93)    (1.03)
Net asset value, end of period                                      $15.38     $ 23.37        $47.72       $27.80    $33.96

Ratios/supplemental data
Net assets, end of period (in thousands)                          $790,561  $1,092,695    $1,714,508     $988,937  $933,817
Ratio of expenses to average daily net assets(b)                      .73%        .73%          .72%         .73%      .72%
Ratio of net investment income (loss)
   to average daily net assets                                       (.02%)      (.18%)        (.46%)       (.26%)    (.29%)
Portfolio turnover rate (excluding short-term securities)             228%        136%          126%         130%      147%
Total return(c)                                                    (23.68%)    (37.21%)       71.66%       (2.80%)   49.52%
Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

35   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001       2000(b)
Net asset value, beginning of period                                $10.18      $ 9.54        $10.00
Income from investment operations:
Net investment income (loss)                                           .13         .11           .05
Net gains (losses) (both realized and unrealized)                     (.15)        .64          (.46)
Total from investment operations                                      (.02)        .75          (.41)
Less distributions:
Dividends from net investment income                                  (.12)       (.11)         (.05)
Distributions from realized gains                                     (.01)         --            --
Total distributions                                                   (.13)       (.11)         (.05)
Net asset value, end of period                                      $10.03      $10.18        $ 9.54

Ratios/supplemental data
Net assets, end of period (in thousands)                            $6,827      $3,945        $2,286
Ratio of expenses to average daily net assets(c,d)                    .80%        .80%          .81%(f)
Ratio of net investment income (loss) to average daily net assets    1.43%       1.15%         1.15%(f)
Portfolio turnover rate (excluding short-term securities)              39%        112%           20%
Total return(e)                                                      (.19%)      7.92%        (4.12%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 1.44%, 1.90% and 3.91% for the periods ended 2002, 2001 and 2000, respectively.
(e) Total return does not reflect the expenses that apply to the subaccounts or the policies.
(f)  Adjusted to an annual basis.

Government Securities Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $10.18      $ 9.64        $10.13       $10.18    $ 9.87
Income from investment operations:
Net investment income (loss)                                           .51         .55           .52          .53       .56
Net gains (losses) (both realized and unrealized)                      .16         .54          (.44)         .04       .42
Total from investment operations                                       .67        1.09           .08          .57       .98
Less distributions:
Dividends from net investment income                                  (.51)       (.55)         (.53)        (.53)     (.56)
Distributions from realized gains                                       --          --          (.04)        (.09)     (.11)
Total distributions                                                   (.51)       (.55)         (.57)        (.62)     (.67)
Net asset value, end of period                                      $10.34      $10.18        $ 9.64       $10.13    $10.18

Ratios/supplemental data
Net assets, end of period (in thousands)                           $22,822     $19,653       $18,491      $21,935   $14,607
Ratio of expenses to average daily net assets(b)                      .80%(c)     .80%(c)       .81%         .80%(c)   .80%(c)
Ratio of net investment income (loss)
   to average daily net assets                                       4.94%       5.53%         5.40%        5.19%     5.57%
Portfolio turnover rate (excluding short-term securities)              39%         76%          123%          89%       82%
Total return(d)                                                      6.63%      11.55%          .86%        5.73%    10.11%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 0.83%, 0.81%, 0.87% and 0.89% for the years ended 2002, 2001, 1999 and
     1998, respectively.
(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

36   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                        2002         2001          2000         1999      1998
Net asset value, beginning of period                                 $9.47       $9.17         $9.89       $10.28    $10.03
Income from investment operations:
Net investment income (loss)                                           .54         .64           .64          .67       .69
Net gains (losses) (both realized and unrealized)                      .09         .25          (.67)        (.32)      .29
Total from investment operations                                       .63         .89          (.03)         .35       .98
Less distributions:
Dividends from net investment income                                  (.54)       (.59)         (.64)        (.67)     (.69)
Distributions from realized gains                                       --          --            --         (.07)     (.04)
Excess distributions from net investment income                         --          --          (.05)          --        --
Total distributions                                                   (.54)       (.59)         (.69)        (.74)     (.73)
Net asset value, end of period                                       $9.56       $9.47         $9.17       $ 9.89    $10.28

Ratios/supplemental data
Net assets, end of period (in thousands)                          $101,549    $103,685       $92,351      $97,578   $82,773
Ratio of expenses to average daily net assets(b)                      .77%        .75%          .74%         .75%      .74%
Ratio of net investment income (loss) to average daily net assets    5.63%       6.82%         6.71%        6.65%     6.69%
Portfolio turnover rate (excluding short-term securities)              98%         83%           50%          22%       94%
Total return(c)                                                      6.88%       9.94%         (.25%)       3.52%     9.97%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

International Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $13.29      $21.82        $19.04      $18.33     $14.73
Income from investment operations:
Net investment income (loss)                                           .06         .10           .13          .18       .08
Net gains (losses) (both realized and unrealized)                    (2.29)      (5.11)         3.13         1.32      4.06
Total from investment operations                                     (2.23)      (5.01)         3.26         1.50      4.14
Less distributions:
Dividends from net investment income                                  (.09)       (.10)         (.12)        (.17)     (.07)
Distributions from realized gains                                       --       (3.42)         (.36)        (.62)     (.42)
Excess distributions from net investment income                         --          --            --           --      (.05)
Total distributions                                                   (.09)      (3.52)         (.48)        (.79)     (.54)
Net asset value, end of period                                      $10.97      $13.29        $21.82       $19.04    $18.33

Ratios/supplemental data
Net assets, end of period (in thousands)                          $223,649    $299,920      $379,213     $283,001  $217,573
Ratio of expenses to average daily net assets(b)                     1.02%       1.00%         1.02%        1.05%     1.05%(c)
Ratio of net investment income (loss) to average daily net assets     .57%        .59%          .60%        1.01%      .49%
Portfolio turnover rate (excluding short-term securities)             224%        209%          124%          67%      172%
Total return(d)                                                    (16.83%)    (26.76%)       17.44%        8.27%    28.41%
Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.06% for the year ended 1998.
(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

37   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000        1999      1998
Net asset value, beginning of period                                $16.02      $23.56        $20.08       $19.81    $17.16
Income from investment operations:
Net investment income (loss)                                           .22         .36           .40          .41       .47
Net gains (losses) (both realized and unrealized)                    (2.28)      (6.62)         3.69         1.49      3.92
Total from investment operations                                     (2.06)      (6.26)         4.09         1.90      4.39
Less distributions:
Dividends from net investment income                                  (.23)       (.34)         (.40)        (.41)     (.47)
Distributions from realized gains                                       --        (.94)         (.21)       (1.22)    (1.27)
Total distributions                                                   (.23)      (1.28)         (.61)       (1.63)    (1.74)
Net asset value, end of period                                      $13.73      $16.02        $23.56       $20.08    $19.81

Ratios/supplemental data
Net assets, end of period (in thousands)                          $474,576    $588,084      $826,549     $685,154  $580,697
Ratio of expenses to average daily net assets(b)                      .74%        .72%          .72%         .74%      .72%
Ratio of net investment income (loss)
   to average daily net assets                                       1.48%       1.73%         1.87%        2.23%     2.60%
Portfolio turnover rate (excluding short-term securities)             100%         69%           63%          96%      112%
Total return(c)                                                    (12.91%)    (27.93%)       20.79%       10.52%    26.70%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Money Market Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                         2002        2001          2000         1999      1998
Net asset value, beginning of period                                 $1.00       $1.00         $1.00        $1.00     $1.00
Income from investment operations:
Net investment income (loss)                                           .03         .06           .05          .05       .05
Less distributions:
Dividends from net investment income                                  (.03)       (.06)         (.05)        (.05)     (.05)
Net asset value, end of period                                       $1.00       $1.00         $1.00        $1.00     $1.00

Ratios/supplemental data
Net assets, end of period (in thousands)                           $69,429     $69,662       $57,143      $45,564   $34,373
Ratio of expenses to average daily net assets(b)                      .54%        .53%          .59%         .60%      .60%
Ratio of net investment income (loss) to average daily net assets    2.54%       5.74%         4.99%        4.72%     5.04%
Total return(c)                                                      2.60%       5.89%         5.11%        4.84%     5.16%
Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

38   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Equity Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (90.2%)
Issuer                                   Shares               Value(a)

Airlines (2.8%)
Atlantic Coast Airlines
  Holdings                              220,200(b)             $4,811,370
ExpressJet Holdings                     293,000                 4,204,550
Northwest Airlines Cl A                 251,600(b)              4,639,504
Ryanair Holdings ADR                    269,500(b,c)            8,354,500
Total                                                          22,009,924

Banks and savings & loans (4.0%)
Alliance Data Systems                   283,100(b)              6,978,415
Greater Bay Bancorp                     213,000                 7,133,370
TCF Financial                           117,500                 6,115,875
USA Education                           115,000                11,022,750
Total                                                          31,250,410

Chemicals (0.2%)
Cabot Microelectronics                   37,500(b)              1,833,750

Communications equipment & services (1.0%)
Fairchild Semiconductor
  Intl Cl A                             192,600(b)              5,188,644
Finisar                                 436,500(b)              2,789,235
Total                                                           7,977,879

Computers & office equipment (21.1%)
Adaptec                                 142,400(b)              2,093,280
Adobe Systems                           310,000                12,387,600
Anteon Intl                              44,500(b)              1,012,375
BISYS Group                             335,600(b)             11,477,520
BMC Software                            236,900(b)              3,425,574
Brocade Communications
  Systems                               368,000(b)              9,417,120
Cadence Design Systems                   59,000(b)              1,208,320
Check Point Software
  Technologies                          156,000(b,c)            2,831,400
Citrix Systems                          215,500(b)              2,499,800
Concord EFS                              88,500(b)              2,798,715
Convergys                               240,000(b)              6,640,800
DST Systems                             100,300(b)              4,956,826
Electronic Arts                         146,200(b)              8,633,110
Emulex                                  266,000(b)              7,711,340
Fiserv                                  334,600(b)             14,876,315
Henry (Jack) & Associates               200,000                 4,656,000
Intuit                                  206,000(b)              8,071,080
Lawson Software                         349,550(b)              2,974,671
Lexmark Intl Cl A                       139,000(b)              8,309,420
Mercury Interactive                      74,600(b)              2,780,342
Network Appliance                       451,000(b)              7,869,950
NVIDIA                                  138,500(b)              4,821,185
PeopleSoft                              185,000(b)              4,286,450
Rational Software                       308,400(b)              4,493,388
SABRE Holdings Cl A                     136,500(b)              6,347,250
SunGard Data Systems                    455,200(b)             13,546,752
Symantec                                 81,000(b)              2,868,210
VERITAS Software                        124,500(b)              3,528,330
Total                                                         166,523,123

Electronics (15.1%)
Alpha Inds                              180,000(b)              2,205,000
Altera                                  467,800(b)              9,617,968
Applied Materials                       325,500(b)              7,916,160
Broadcom Cl A                           276,500(b)              9,539,250
Integrated Circuit Systems              230,000(b)              4,577,000
KLA-Tencor                              179,000(b)             10,555,630
Lam Research                            289,900(b)              7,438,834
LTX                                     217,000(b)              4,602,570
Maxim Integrated Products               151,000(b)              7,519,800
Microchip Technology                    292,000(b)             12,994,000
Novellus Systems                        208,800(b)              9,897,120
Power-One                               636,700(b)              5,322,812
RF Micro Devices                        337,700(b)              5,875,980
Taiwan Semiconductor
  Mfg ADR                               176,000(c)              3,115,200
Teradyne                                304,000(b)             10,016,800
Xilinx                                  215,100(b)              8,122,176
Total                                                         119,316,300

Energy (1.5%)
Grant Prideco                           291,500(b)              4,664,000
Ocean Energy                            319,500                 6,837,300
Total                                                          11,501,300

Energy equipment & services (2.3%)
BJ Services                             174,000(b)              6,392,760
Nabors Inds                              42,500(b)              1,935,875
Varco Intl                              218,500(b)              4,477,065
Weatherford Intl                        111,500(b)              5,560,505
Total                                                          18,366,205

Financial services (1.7%)
Doral Financial                         191,000                 6,673,540
Paychex                                 174,600                 6,517,818
Total                                                          13,191,358

Health care (15.6%)
Alcon                                   150,000(b,c)            5,197,500
Allergan                                 88,500                 5,833,035
Andrx Group                              43,000(b)              1,944,460
Biogen                                   99,500(b)              4,325,265
Biomet                                  206,500                 5,829,495
Chiron                                   86,500(b)              3,500,655
Forest Laboratories                     104,500(b)              8,061,130
Genzyme-General Division                170,300(b)              6,972,082
Gilead Sciences                         223,800(b)              6,964,656
Guidant                                 154,500(b)              5,809,200
ICOS                                    142,050(b)              3,659,208
IDEC Pharmaceuticals                    178,200(b)              9,792,090
Invitrogen                               88,000(b)              3,051,840
King Pharmaceuticals                    117,600(b)              3,685,584
Laboratory Corp
  America Holdings                       41,200(b)              4,087,040
MedImmune                               277,200(b)              9,258,480
Quest Diagnostics                        98,100(b)              9,018,333
St. Jude Medical                        154,000(b)             12,814,340
Stryker                                 152,600                 8,165,626
Waters                                  187,000(b)              5,039,650
Total                                                         123,009,669

Health care services (3.8%)
AdvancePCS                               21,900(b)                740,439
Caremark Rx                             334,800(b)              7,198,200
Covance                                 179,000(b)              3,592,530
First Health Group                       71,500(b)              2,073,500
IMS Health                               98,700                 2,034,207
OSI Pharmaceuticals                      99,500(b)              3,181,015
Pharmaceutical Product
  Development                           125,000(b)              3,147,500
VCA Antech                              400,000(b)              6,100,000
XOMA                                    539,500(b)              2,012,335
Total                                                          30,079,726

Insurance (2.0%)
ACE                                     133,000(c)              5,788,160
Everest Re Group                         72,000(c)              4,888,800
XL Capital Cl A                          51,000(c)              4,811,850
Total                                                          15,488,810

Media (4.3%)
Apollo Group Cl A                        51,600(b)              1,978,344
Interpublic
  Group of Companies                    309,000                 9,541,920
Radio One Cl A                          200,000(b)              4,480,000
Scholastic                               54,100(b)              2,744,493
Univision
  Communications Cl A                   187,800(b)              7,504,488
USA Networks                            268,500(b)              8,030,835
Total                                                          34,280,080

Restaurants & lodging (4.9%)
Hilton Hotels                           253,800                 4,152,168
Krispy Kreme Doughnuts                  211,100(b)              8,059,798
P.F. Chang's China Bistro                53,000(b)              3,839,850
Park Place Entertainment                342,700(b)              4,215,210
Starbucks                               503,200(b)             11,483,025
Wendy's Intl                            178,700                 6,683,380
Total                                                          38,433,431

Retail (8.7%)
Bed Bath & Beyond                       231,000(b)              8,586,270
Best Buy                                142,500(b)             10,594,876
BJ's Wholesale Club                     202,000(b)              9,015,260
Family Dollar Stores                    293,000                10,137,800
Fred's                                  188,250                 7,327,594
GameStop                                206,400(b)              3,931,920
Kohl's                                  102,100(b)              7,524,770
Talbots                                 119,500                 4,110,800
TJX Companies                           182,900                 7,970,782
Total                                                          69,200,072

See accompanying notes to investments in securities.

39   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Portfolio

Issuer                                   Shares                  Value(a)

Textiles & apparel (0.8%)
Chico's FAS                             184,900(b)             $6,671,193

Transportation (0.5%)
C.H. Robinson Worldwide                 122,500                 3,855,076

Total common stocks
(Cost: $712,617,561)                                         $712,988,306

Preferred stocks & other (3.7%)(b)
Issuer                                   Shares                  Value(a)

Adaytum Software
  Series E                              311,158(f)             $1,219,739
  Warrants                                6,019(f,h)                   --
Agiliti
  Cv Series C                           900,000(f)                382,500
Aurgin Systems                        1,371,586(f,h)                   --
Avasta
  Series B                              484,468(f)                649,187
Avasta E-Service
  Warrants                              242,235(f,h)                   --
Bluestream Ventures LP                5,000,000(e,f)            4,392,961
CBeyond Communications                1,444,043(e,f)            5,000,000
Covia Technologies
  Series E                              771,730(f,h)                   --
Dia Dexus
  Cv Series C                           477,419(f)              3,699,997
Equinix
  Cv                                    134,117(d)                 76,447
Evoice
  Cv Series D                         1,578,666(f)                885,000
Fibrogen
  Cv Series E                           668,151(f)              2,999,998
Gorp.com
  Series B                              873,786(f,h)                   --
Marketsoft
  Cv                                    362,705(f)                181,353
Mars
  Cv                                  2,702,703(f)              3,000,000
  Series G                            1,428,000(f)              1,428,000
Nobex
  Series E                            1,200,000(f)              2,400,000
Portera
  Series G                              765,672(f)                398,149
Retail Exchange.com                   1,257,143(f,h)                   --
  Warrants                               27,947(f,h)                   --
SignalSoft
  Cv Series E                           456,385(f)                533,970
Therox
  Series H                              438,203(f)              1,752,812
Vcommerce
  Cv Series C                           427,468(f)                517,236

Total preferred stocks & other
(Cost: $61,978,033)                                           $29,517,349

Short-term securities (7.3%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies (5.0%)
Federal Home Loan Bank Disc Nts
     05-10-02           1.80%        $6,600,000                $6,596,701
     06-14-02           1.70          3,900,000                 3,891,712
Federal Home Loan Mtge Corp Disc Nts
     05-14-02           1.79          3,300,000                 3,297,703
     05-14-02           1.80          5,100,000                 5,096,430
     05-21-02           1.80          4,400,000                 4,395,380
     06-20-02           1.69          5,600,000                 5,586,593
Federal Natl Mtge Assn Disc Nts
     05-21-02           1.67          4,400,000                 4,395,714
     06-21-02           1.70          6,500,000                 6,489,206
Total                                                          39,749,439

Commercial paper (2.3%)
Emerson Electric
     05-20-02           1.81%        $3,300,000(g)             $3,296,682
General Electric Capital
     05-01-02           1.92          8,200,000                 8,199,562
Salomon Smith Barney
     06-07-02           1.76          2,900,000                 2,894,612
Southern Co Funding
     05-22-02           1.78          3,500,000(g)              3,496,193
Total                                                          17,887,049

Total short-term securities
(Cost: $57,634,165)                                           $57,636,488

Total investments in securities
(Cost: $832,229,759)(i)                                      $800,142,143

See accompanying notes to investments in securities.

40   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Portfolio
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of April 30, 2002, the value of foreign securities represented 4.4% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At April 30, 2002, the amount of capital committed to the LLC or LP for future investment was $4,387,070.
(f)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements) . Information concerning such security holdings at April 30, 2002, is as follows:

     Security                               Acquisition               Cost
                                               dates
     Adaytum Software
        Series E                      09-15-00 thru 05-10-01       $1,950,961
        Warrants                             05-10-01                      --
     Agiliti
        Cv Series C                          11-14-00               2,700,000
     Aurgin Systems                          12-16-99               3,374,102
     Avasta
        Series B                             11-09-00               2,657,065
     Avasta E-Services
        Warrants                             11-08-00                      --
     Bluestream Ventures LP           06-28-00 thru 06-28-01        5,000,000
     CBeyond Communications           03-23-00 thru 08-20-01        5,000,000
     Covia Technologies
        Series E                             08-16-00               1,933,955
     Dia Dexus
        Cv Series C                          04-03-00               3,699,997
     Evoice
        Cv Series D                          11-27-00               1,770,000
     Fibrogen
        Cv Series E                          05-17-00               2,999,998
     Gorp.com
        Series B                             02-21-00               4,499,998
     Marketsoft
        Cv                                   12-11-00               1,770,000
     Mars
        Cv                                   02-17-99               5,000,000
        Series G                             12-01-99               3,000,000
     Nobex
        Series E                             05-04-99               3,000,000
     Portera
        Series G                             11-10-00               2,565,001
     Retail Exchange.com                     11-29-00               4,400,001
        Warrants                             11-29-00                      --
     SignalSoft
        Cv Series E                   12-15-99 thru 02-27-01        2,701,799
     Therox
        Series H                             09-05-00               2,015,734
     Vcommerce
        Cv Series C                          07-21-00               1,992,001

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(h)  Negligible market value.
(i) At April 30, 2002, the cost of securities for federal income tax purposes was $840,994,259 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $  59,353,625
     Unrealized depreciation                                (100,205,741)
                                                            ------------
     Net unrealized depreciation                           $ (40,852,116)
                                                           -------------
41   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Equity Income Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (96.9%)
Issuer                                   Shares                 Value(a)

Aerospace & defense (1.2%)
Goodrich                                  2,048                   $65,372
United Technologies                         200                    14,034
Total                                                              79,406

Airlines (1.2%)
AMR                                       3,964(b)                 85,107

Automotive & related (2.3%)
Eaton                                       665                    56,266
General Motors                            1,592                   102,126
Total                                                             158,392

Banks and savings & loans (2.4%)
FleetBoston Financial                     1,015                    35,830
J.P. Morgan Chase                         1,495                    52,475
Washington Mutual                         2,086                    78,704
Total                                                             167,009

Beverages & tobacco (0.7%)
Philip Morris                               901                    49,041

Building materials & construction (1.9%)
Fluor                                     1,082                    44,719
Hanson ADR                                2,347(c)                 85,900
Total                                                             130,619

Chemicals (1.6%)
Dow Chemical                              3,383                   107,579

Communications equipment & services (1.0%)
Verizon Communications                    1,617                    64,858

Computers & office equipment (1.3%)
Hewlett-Packard                           1,500                    25,650
Pitney Bowes                              1,196                    50,352
Solectron                                 1,898(b)                 13,855
Total                                                              89,857

Energy (11.8%)
BP ADR                                    1,095(c)                 55,626
ChevronTexaco                             1,517                   131,539
Conoco                                    4,960                   139,127
Kerr-McGee                                1,905                   113,919
Marathon Oil                              3,592                   104,384
Ocean Energy                              1,598                    34,197
Petroleo Brasileiro ADR                   2,615(c)                 64,329
Phillips Petroleum                        1,559                    93,244
Unocal                                    1,777                    66,087
Total                                                             802,452

Energy equipment & services (4.8%)
McDermott Intl                            6,751(b)                107,813
Pioneer Natural Resources                 4,082(b)                 97,927
Tidewater                                 2,757                   119,930
Total                                                             325,670

Financial services (4.6%)
Citigroup                                   683                    29,574
Lehman Brothers Holdings                  3,260                   192,339
Morgan Stanley,
  Dean Witter & Co                        1,985                    94,724
Total                                                             316,637

Food (3.9%)
Archer-Daniels-Midland                    2,524                    33,493
ConAgra Foods                             2,863                    70,144
Heinz (HJ)                                  373                    15,662
Kellogg                                     492                    17,673
SUPERVALU                                 4,350                   130,500
Total                                                             267,472

Furniture & appliances (1.6%)
Whirlpool                                 1,430                   107,179

Health care (1.5%)
Merck & Co                                1,000                    54,340
Schering-Plough                           1,700                    46,410
Total                                                             100,750

Health care services (1.6%)
PacifiCare Health Systems                 3,641(b)                110,177

Industrial equipment & services (7.2%)
Caterpillar                               1,659                    90,615
Illinois Tool Works                         993                    71,595
Ingersoll-Rand Cl A                       3,574(c)                178,522
Parker-Hannifin                           1,900                    94,905
Tomkins ADR                               3,758(c)                 57,497
Total                                                             493,134

Insurance (15.0%)
ACE                                       1,471(c)                 64,018
Aon                                       2,537                    90,647
CIGNA                                     1,229                   133,961
Jefferson-Pilot                           1,249                    62,550
Lincoln Natl                              1,249                    59,827
Loews                                     1,906                   114,265
SAFECO                                    2,550                    85,170
St. Paul Companies                        1,456                    72,523
Torchmark                                 1,636                    66,896
Travelers Property
  Casualty Cl A                           7,800(b)                145,002
XL Capital Cl A                           1,289(c)                121,617
Total                                                           1,016,476

Leisure time & entertainment (1.2%)
Royal Caribbean Cruises                   3,564                    84,075

Media (2.1%)
Donnelley (RR)  & Sons                    2,618                    83,671
Knight-Ridder                               939                    62,913
Total                                                             146,584

Metals (1.6%)
Alcoa                                     2,359                    80,277
Martin Marietta Materials                   718                    27,973
Total                                                             108,250

Multi-industry conglomerates (7.9%)
Crane                                     1,586                    43,742
Diebold                                   1,905                    72,047
Dover                                     1,056                    39,347
Eastman Kodak                             2,871                    92,475
Honeywell Intl                            2,112                    77,468
Textron                                   1,954                    96,098
Xerox                                     4,585(b)                 40,577
YORK Intl                                 2,056                    74,859
Total                                                             536,613

Paper & packaging (2.2%)
Abitibi-Consolidated                      5,648(c)                 50,832
Intl Paper                                2,422                   100,343
Total                                                             151,175

Real estate investment trust (3.4%)
Crescent Real Estate Equities             5,230                   102,613
Equity Residential
  Properties Trust                        1,923                    54,229
JDN Realty                                2,700                    34,209
Starwood Hotels & Resorts
  Worldwide                               1,029                    38,896
Total                                                             229,947

Retail (1.3%)
Albertson's                                 673                    22,572
Charming Shoppes                          7,585(b)                 65,535
Total                                                              88,107

Textiles & apparel (1.0%)
Kellwood                                  2,603                    70,932

Transportation (1.8%)
Burlington Northern Santa Fe              4,441                   122,083

Utilities -- electric (4.3%)
CMS Energy                                1,341                    25,962
Dominion Resources                        1,404                    93,254
Duke Energy                               1,850                    70,911
Exelon                                    1,892                   102,735
Total                                                             292,862

Utilities -- gas (1.7%)
El Paso                                     771                    30,840
Williams Companies                        4,441                    84,823
Total                                                             115,663

See accompanying notes to investments in securities.

42   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Income Portfolio

Issuer                                   Shares                 Value(a)

Utilities -- telephone (2.9%)
AT&T                                      4,733                   $62,097
SBC Communications                        1,387                    43,080
Sprint (FON Group)                        5,984                    94,847
Total                                                             200,024

Total common stocks
(Cost: $6,312,597)                                             $6,618,130

Preferred stock (0.3%)
Issuer                                   Shares                 Value(a)

Xerox
  7.50% Cv                                  300(d)                $18,225

Total preferred stock
(Cost: $15,000)                                                   $18,225

Total investments in securities
(Cost: $6,327,597) (e)                                         $6,636,355

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2002, the value of foreign securities represented 9.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e)  At April 30, 2002,  the cost of securities  for federal income tax purposes
     was  $6,338,230  and  the  aggregate  gross  unrealized   appreciation  and
     depreciation based on that cost was:

     Unrealized appreciation                                    $ 604,355
     Unrealized depreciation                                     (306,230)
                                                                 --------
     Net unrealized appreciation                                $ 298,125
                                                                ---------

43   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Government Securities Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Bonds (93.7%)
Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Mortgage-backed securities (55.9%)
Federal Farm Credit Bank
     12-15-04           3.88%          $100,000                   $99,877
     06-19-07           6.75            125,000                   134,704
Federal Home Loan Bank
     11-15-02           6.38            500,000                   511,559
     10-15-04           3.63            250,000                   249,799
     08-15-05           6.88            900,000                   972,958
Federal Home Loan Mtge Corp
     06-01-12           7.00             75,485                    79,183
     01-01-13           6.00            212,192                   218,240
     02-01-13           6.50            119,506                   123,939
     02-01-16           5.50            847,755                   848,924
     12-01-27           6.00            208,236                   207,954
     05-01-28           7.00            157,250                   162,787
     08-01-28           7.00             84,204                    87,218
Federal Natl Mtge Assn
     05-14-04           5.63            200,000                   207,882
     08-15-04           6.50            100,000                   106,144
     03-15-05           3.88            500,000                   497,881
     02-15-08           5.75            500,000                   515,069
     06-01-10           6.50            125,710                   131,183
     03-01-13           6.00            105,837                   108,619
     04-01-13           5.50            260,746                   262,650
     07-01-13           6.50            256,949                   266,396
     06-01-14           6.50            353,618                   366,619
     09-01-14           7.00            298,984                   312,503
     01-01-15           6.50            406,920                   420,994
     03-01-15           7.00             55,384                    57,888
     05-01-15           5.50            500,000(b)                496,250
     03-01-23           9.00             27,208                    30,058
     09-01-25           7.00             89,160                    92,586
     04-01-27           6.50            140,136                   143,038
     03-01-28           6.50            206,288                   210,161
     04-01-28           6.00            218,612                   217,844
     09-01-28           6.00            489,581                   487,862
     11-01-28           6.00            369,725                   368,427
     01-01-29           6.00            381,668                   380,327
     05-01-29           7.00            367,567                   381,322
     09-01-29           6.00            412,882                   411,025
     05-01-30           8.50             20,004                    21,362
     06-01-30           8.50             23,025                    24,588
     06-01-31           6.50            461,701                   467,687
     05-01-32           6.50            500,000(b)                506,438
  Collateralized Mtge Obligation
     12-23-31           7.50            228,729                   241,227
Govt Natl Mtge Assn
     05-15-17           8.00              3,098                     3,344
     10-15-27           7.00            251,829                   261,044
     07-15-28           6.50            713,274                   726,212
     03-15-31           8.00            311,741                   330,243
Total                                                          12,752,015

U.S. government obligations & agencies (37.8%)
Resolution Funding Corp
     10-15-19           8.13            400,000                   486,386
  Zero Coupon
     04-15-05           5.66            200,000(c)                177,084
Small Business Administration Participation Ctfs
     09-01-11           5.89            535,000                   530,784
     08-01-21           6.34            492,056                   502,623
Student Loan Mtge Assn
     06-30-04           5.00            500,000                   514,920
     03-15-06           5.25            500,000                   512,380
U.S. Treasury
     11-30-02           5.75            300,000                   306,516
     11-15-05           5.88            575,000                   608,960
     11-15-06           3.50            500,000                   481,485
     08-15-07           6.13            500,000                   535,155
     02-15-11           5.00            500,000                   497,030
     05-15-16           7.25            300,000                   347,718
     11-15-16           7.50            700,000                   829,612
     05-15-17           8.75            950,000                 1,249,696
     08-15-23           6.25            725,000                   769,747
     11-15-24           7.50            145,000                   176,900
     08-15-27           6.38            100,000                   108,281
Total                                                           8,635,277

Total bonds
(Cost: $20,209,320)                                           $21,387,292

Short-term securities (9.6%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
     05-10-02           1.80%          $800,000                  $799,600
     05-29-02           1.80            600,000                   599,196
Federal Natl Mtge Assn Disc Nts
     05-15-02           1.78            300,000                   299,777
     06-18-02           1.69            500,000                   498,850

Total short-term securities
(Cost: $2,694,882)                                             $2,197,423

Total investments in securities
(Cost: $22,904,202)(d)                                        $23,584,715

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) At April 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $995,198.
(c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(d) At April 30, 2002, the cost of securities for federal income tax purposes was $22,904,201 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $776,002
     Unrealized depreciation                                      (95,488)
                                                                  -------
     Net unrealized appreciation                                 $680,514
                                                                 --------

44   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Income Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Bonds (93.5%)
Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Government obligations & agencies (6.1%)
Federal Republic of Brazil
  (U.S. Dollar)
     04-15-14           8.00%          $369,423(c)               $287,707
U.S. Treasury
     11-15-08           4.75            400,000                   398,500
     05-15-17           8.75            400,000                   526,188
     05-15-18           9.13          2,300,000                 3,136,624
     11-15-21           8.00          1,000,000                 1,266,410
     08-15-29           6.13            500,000                   526,640
Total                                                           6,142,069

Mortgage-backed securities (41.9%)
Federal Home Loan Mtge Corp
     07-15-04           6.25          3,500,000                 3,689,031
     01-15-06           5.25          3,000,000                 3,078,138
     08-01-11           6.50            695,343                   723,270
     06-01-14           6.50          2,897,604                 2,998,385
     06-15-20           8.00             57,518                    61,574
Federal Natl Mtge Assn
     09-15-09           6.63          2,500,000                 2,672,765
     06-01-10           6.50            377,129                   393,549
     02-01-11           6.00            769,822                   794,218
     03-15-11           5.50          3,000,000                 2,962,167
     09-01-13           6.00          1,035,279                 1,061,043
     11-01-13           6.00          1,128,794                 1,156,886
     05-01-26           7.00          2,020,028                 2,095,618
     07-01-26           7.00            769,676                   798,478
     12-01-27           6.00          1,742,540                 1,739,812
     12-01-27           6.50          1,242,162                 1,265,486
     10-01-28           6.50          1,432,478                 1,458,122
     06-01-29           6.50          3,544,303                 3,601,114
     08-01-29           6.50            751,453                   763,498
     02-01-30           7.50            935,146                   977,691
     08-01-30           7.50            619,634                   647,491
     05-01-31           6.00          7,000,000(f)              6,914,687
     08-01-31           7.50          2,497,185                 2,609,381
Total                                                          42,462,404

Aerospace & defense (0.9%)
Alliant Techsystems
  Company Guaranty
     05-15-11           8.50            175,000                   185,500
L-3 Communications
  Company Guaranty Series B
     08-01-08           8.00            100,000                   102,000
Northrop Grumman
     03-01-06           7.00            250,000                   259,780
  Company Guaranty
     02-15-31           7.75            350,000                   365,564
Total                                                             912,844

Airlines (1.3%)
Continental Airlines
  Series 1996A
     10-15-13           6.94            306,059                   300,452
Delta Air Lines
     09-18-11           7.11            500,000                   519,770
Wilmington Trust
  Sub Nts
     05-01-08           6.63            500,000                   493,940
Total                                                           1,314,162

Automotive & related (1.3%)
DaimlerChrysler North America Holding
  Company Guaranty
     01-15-12           7.30            400,000                   414,833
Dura Operating
  Company Guaranty Series D
     05-01-09           9.00             65,000                    66,138
  Sr Nts
     04-15-12           8.63             65,000(e)                 67,600
Ford Motor Credit
     07-16-04           6.70            500,000                   511,422
Lear
  Company Guaranty Series B
     05-15-09           8.11            250,000                   260,000
Stoneridge
  Sr Nts
     05-01-12          11.50             30,000(d)                 31,088
Total                                                           1,351,081

Banks and savings & loans (3.8%)
Capital One Bank
     05-15-08           6.70            500,000                   477,570
Capital One Financial
     08-01-08           7.13            500,000                   475,625
Comerica Bank
  Sub Nts
     10-01-08           6.00            500,000                   495,725
Hubco Capital Trust I
  Company Guaranty Series B
     02-01-27           8.98            500,000                   423,810
MBNA American Bank
  Sub Nts
     03-15-08           6.75            500,000                   500,880
Sovereign Bancorp
  Company Guaranty
     03-15-04           8.63            150,000                   155,727
Wachovia
  Sr Nts
     07-15-05           7.45            350,000                   378,864
Washington Mutual Bank
     06-15-11           6.88            500,000                   515,946
Wells Fargo
  Sr Medium-term Nts Series G
     09-15-02           6.38            400,000                   406,064
Total                                                           3,830,211

Beverages & tobacco (0.2%)
Constellation Brands
  Sr Sub Nts Series B
     01-15-12           8.13            155,000                   158,875

Building materials & construction (2.8%)
Associated Materials
  Sr Sub Nts
     04-15-12           9.75            170,000(d)                174,250
Beazer Homes USA
  Sr Nts
     04-15-12           8.38             80,000(e)                 81,500
Collins & Aikman Floor Cover
  Sr Sub Nts
     02-15-10           9.75             25,000(d)                 26,188
D.R. Horton
  Sr Sub Nts
     03-15-11           9.38             50,000                    51,125
Dayton Superior
  Company Guaranty
     06-15-09          13.00            100,000                   100,000
Foamex LP/Capital
  Company Guaranty
     04-01-09          10.75             40,000(d)                 42,200
Louisiana Pacific
  Sr Nts
     11-15-08          10.88            180,000                   194,400
Masco
     05-03-04           6.00            250,000                   257,115
Pulte Homes
  Company Guaranty
     08-01-11           7.88            100,000                   102,127
  Sr Nts
     12-15-03           7.00            300,000                   305,571
Schuler Homes
  Company Guaranty
     07-15-09           9.38            200,000                   207,000
Standard Pacific
  Sr Sub Nts
     04-15-12           9.25            250,000                   255,000
Tyco Intl Group
  (U.S. Dollar)  Company Guaranty
     06-15-03           6.25            500,000(c)                451,250

See accompanying notes to investments in securities.

45   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Building materials & construction (cont.)
WCI Communities
  Company Guaranty
     02-15-11          10.63%           $75,000                   $80,625
  Sr Sub Nts
     05-01-12           9.13            125,000(d)                125,625
Weyerhaeuser
     03-15-12           6.75            400,000(e)                403,704
Total                                                           2,857,680

Chemicals (1.8%)
Airgas
  Company Guaranty
     10-01-11           9.13            100,000                   106,750
Allied Waste North America
  Company Guaranty Series B
     01-01-06           7.63            250,000                   246,875
     08-01-09          10.00             50,000                    51,375
Compass Minerals Group
  Sr Sub Nts
     08-15-11          10.00             25,000(d)                 26,500
Equistar Chemical/Funding
  Company Guaranty
     09-01-08          10.13            125,000                   123,125
Georgia Gulf
     11-15-05           7.63             65,000                    67,269
Huntsman Intl LLC
  Sr Nts
     03-01-09           9.88             20,000(e)                 20,100
IMC Global
  Company Guaranty Series B
     06-01-08          10.88            150,000                   168,000
Lyondell Chemical
     12-15-08           9.50             55,000(d)                 53,900
Noveon
  Company Guaranty Series B
     02-28-11          11.00            100,000                   107,500
Praxair
     03-01-08           6.50            250,000                   259,260
Resolution Performance
  Sr Sub Nts
     11-15-10          13.50            100,000                   113,000
Waste Management
  Sr Nts
     10-01-07           7.13            500,000                   511,490
Total                                                           1,855,144

Communications equipment & services (2.2%)
AT&T Wireless Services
  Sr Nts
     03-01-31           8.75            500,000                   489,766
Block Communications
  Sr Sub Nts
     04-15-09           9.25             50,000(d)                 52,000
Cingular Wireless
     12-15-11           6.50            200,000(d)                190,484
Deutsche Telekom Intl Finance
  (U.S. Dollar)
     06-15-10           8.00            500,000(c)                526,539
EchoStar DBS
  Sr Nts
     02-01-09           9.38            175,000                   182,438
GT Group Telecom
  (U.S. Dollar)
     06-30-08           9.89            125,000(c)                 68,750
NATG Holdings LLC/Orius Capital
  Company Guaranty Series B
     02-01-10          12.75             75,000(b)                  2,250
Price Communications Wireless
  Company Guaranty Series B
     12-15-06           9.13            150,000                   156,750
Rogers Communications
  (U.S. Dollar)  Sr Nts
     01-15-06           9.13            100,000(c)                100,750
Verizon New England
  Sr Nts
     09-15-11           6.50            500,000                   498,945
Total                                                           2,268,672

Computers & office equipment (0.4%)
Brocade Communications
  Cv
     01-01-07           2.00            130,000(d)                114,075
Comverse Technology
  Cv
     12-01-05           1.50            140,000                   107,275
Emulex
  Cv
     02-01-07           1.75             80,000(d)                 67,300
Extreme Networks
  Cv
     12-01-06           3.50             70,000(d)                 55,650
Wind River Systems
  Cv
     12-15-06           3.75             30,000(d)                 24,375
Total                                                             368,675

Electronics (0.5%)
Celestica
  (U.S. Dollar)  Zero Coupon Cv
     08-01-20           3.82            380,000(c,h)              159,599
RF Micro Devices
  Cv
     08-15-05           3.75            130,000                   111,313
STMicroelectronics
  (U.S. Dollar)  Zero Coupon Cv
     11-16-10           3.97            160,000(c,d,h)            107,000
Triquint Semiconductor
  Cv Sub Nts
     03-01-07           4.00            115,000                    88,119
Total                                                             466,031

Energy (2.3%)
Ashland
  Medium-term Nts Series J
     08-15-05           7.83            500,000                   543,229
Devon Energy
  Cv
     08-15-08           4.90             81,000                    79,886
El Paso Energy Partners
  Company Guaranty Series B
     06-01-11           8.50            100,000                   103,000
Forest Oil
  Sr Nts
     06-15-08           8.00             80,000                    81,800
Hanover Equipment Trust
  Sr Nts
     09-01-08           8.50             50,000(d)                 50,500
     09-01-11           8.75             75,000(d)                 75,938
Kerr-McGee
     10-15-05           8.13            500,000                   541,645
Luscar Coal
  (U.S. Dollar)  Sr Nts
     10-15-11           9.75            160,000(c)                170,000
Magnum Hunter Resources
  Sr Nts
     03-15-12           9.60            130,000(d)                136,500
Phillips Petroleum
     05-25-05           8.50            200,000                   221,714
Tesoro Escrow
  Sr Sub Nts
     04-01-12           9.63            145,000(d)                147,900
Westport Resources
  Company Guaranty
     11-01-11           8.25             40,000                    41,200
XTO Energy
  Sr Nts
     04-15-12           7.50            160,000(e)                161,200
Total                                                           2,354,512

Energy equipment & services (0.3%)
BJ Services
  Cv
     04-24-22            .40             70,000(d)                 57,357
Key Energy Services
  Sr Nts
     03-01-08           8.38            115,000                   118,450
Nabors Inds
  Zero Coupon Cv
     06-20-20           1.88            180,000(h)                121,050
Total                                                             296,857

Financial services (2.0%)
American General Finance
  Sr Nts
     11-01-03           5.75            500,000                   516,555
E*TRADE Group
  Cv
     02-01-07           6.00            100,000                    79,410
GMAC
     09-15-11           6.88            500,000                   500,560
Indah Kiat Finance Mauritius
  (U.S. Dollar)  Company Guaranty
     07-01-07          10.00             50,000(b,c)               11,500
LaBranche
  Sr Nts
     08-15-04           9.50            150,000                   158,421
  Sr Sub Nts
     03-02-07          12.00            100,000                   114,000

46   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Financial services (cont.)
Morgan Stanley, Dean Witter & Co
     06-15-05           7.75%          $500,000                  $542,944
Swiss Re America Holdings
  Cv
     11-21-21           3.25             70,000(d)                 67,988
Total                                                           1,991,378

Food (1.1%)
B & G Foods
  Sr Sub Nts
     08-01-07           9.63            165,000(d)                169,950
Del Monte
  Company Guaranty Series B
     05-15-11           9.25             50,000                    52,500
Delhaize America
  Company Guaranty
     04-15-11           8.13            500,000                   539,302
Kellogg
  Series B
     04-01-11           6.60            300,000                   308,121
Total                                                           1,069,873

Furniture & appliances (0.1%)
Falcon Products
  Company Guaranty Series B
     06-15-09          11.38             70,000                    63,437
Interface
  Company Guaranty
     04-01-08           7.30             50,000                    46,438
  Sr Nts
     02-01-10          10.38             25,000(d)                 26,844
Total                                                             136,719

Health care (0.6%)
Allergan
  Zero Coupon Cv
     11-01-20           2.50            110,000(h)                 67,788
Aviron
  Cv
     02-01-08           5.25             70,000                    67,200
Wyeth
     03-15-11           6.70            500,000                   522,485
Total                                                             657,473

Health care services (0.7%)
Charles River Laboratories
  Cv
     02-01-22           3.50             70,000(d)                 69,038
Coventry Health Care
  Sr Nts
     02-15-12           8.13             70,000                    72,100
Insight Healthcare Services
  Sr Sub Nts
     11-01-11           9.88             30,000(d)                 30,900
Omnicare
  Company Guaranty Series B
     03-15-11           8.13             83,000                    87,773
Paracelsus Healthcare
  Sr Sub Nts
     08-15-06          10.00            350,000(b,g)                   --
RoTech Healthcare
  Sr Sub Nts
     04-01-12           9.50            135,000(d)                141,074
Triad Hospitals
  Company Guaranty
     05-01-09           8.75            120,000                   128,100
Triad Hospitals Holdings
  Company Guaranty Series B
     05-15-09          11.00             65,000                    73,288
Vanguard Health Systems
  Company Guaranty
     08-01-11           9.75            100,000                   105,250
Total                                                             707,523

Household products (0.1%)
JohnsonDiversey
  Sr Sub Nts
     05-15-12           9.63             20,000(d)                 20,800
Revlon Consumer Products
  Sr Nts
     12-01-05          12.00            100,000(d)                100,000
Total                                                             120,800

Industrial equipment & services (0.5%)
Joy Global
  Company Guaranty
     03-15-12           8.75            250,000(d)                258,750
Motors & Gears
  Sr Nts Series D
     11-15-06          10.75             95,000                    91,200
Terex
  Company Guaranty Series D
     04-01-08           8.88            175,000                   182,438
Total                                                             532,388

Insurance (0.8%)
American General Institute Capital
  Company Guaranty Series A
     12-01-45           7.57            250,000(d)                265,842
American Intl Group
  Zero Coupon Cv
     11-09-31           1.40            200,000(h)                119,250
Americo Life
  Sr Sub Nts
     06-01-05           9.25            180,000                   180,000
Ohio Casualty
  Cv
     03-19-22           5.00             40,000(d)                 43,108
Zurich Capital Trust I
  Company Guaranty
     06-01-37           8.38            250,000(d)                246,054
Total                                                             854,254

Leisure time & entertainment (1.6%)
AMC Entertainment
  Sr Sub Nts
     03-15-09           9.50            130,000                   130,650
Ameristar Casinos
  Company Guaranty
     02-15-09          10.75             20,000                    22,200
Choctaw Resort Development Enterprises
  Sr Nts
     04-01-09           9.25            200,000                   208,499
Coast Hotels & Casino
  Company Guaranty
     04-01-09           9.50            125,000                   132,344
Hammons (JQ)  Hotels
  1st Mtge
     02-15-04           8.88            100,000                   100,250
MGM Mirage
     02-06-08           6.88            175,000                   171,684
  Company Guaranty
     06-01-07           9.75             75,000                    82,688
Pinnacle Entertainment
  Company Guaranty Series B
     02-15-07           9.25            200,000(d)                196,500
Resort Intl Hotel/Casino
  1st Mtge
     03-15-09          11.50             75,000(d)                 72,375
RFS Partnership LP
  Company Guaranty
     03-01-12           9.75             25,000(d)                 26,000
Six Flags
  Sr Nts
     02-01-10           8.88            150,000(d)                152,250
Station Casinos
  Sr Nts
     02-15-08           8.38            150,000                   155,250
Steinway Musical Instruments
  Company Guaranty
     04-15-11           8.75            100,000                   101,000
United Artists Theatre
  Series 1995A
     07-01-15           9.30             83,527                    76,845
Total                                                           1,628,535

Media (4.0%)
Adelphia Communications
  Sr Nts
     11-01-06          10.25            100,000                    85,500
American Media Operation
  Sr Sub Nts
     05-01-09          10.25            110,000(d)                115,088
Belo (AH)
     11-01-08           8.00            100,000                   103,233
Charter Communications Holdings LLC/Capital
  Sr Nts
     11-15-09           9.63            160,000                   148,800
     01-15-10          10.25            100,000                    95,250
  Zero Coupon Sr Disc Nts
     01-15-07          12.13            100,000(d,i)               54,000
Clear Channel Communications
     11-01-06           6.00            500,000                   486,236
Coaxial Communications/Phoenix
  Company Guaranty
     08-15-06          10.00            150,000                   152,250
Comcast
  Sr Nts
     11-01-05           8.38            250,000                   265,000

See accompanying notes to investments in securities.

47   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount
Media (cont.)
Comcast Cable Communications
     11-15-08           6.20%          $300,000                  $286,895
Corus Entertainment
  (U.S. Dollar)  Sr Sub Nts
     03-01-12           8.75             55,000(c,d)               57,063
Cox Enterprises
     06-15-09           7.38            500,000(d)                484,559
Cumulus Media
  Company Guaranty
     07-01-08          10.38            125,000                   134,688
Mediacom Broadband LLC
  Company Guaranty
     07-15-13          11.00            100,000                   106,750
Quebecor World
  Company Guaranty
     01-15-07           7.25            500,000                   506,589
Rogers Cablesystems
  (U.S. Dollar)  Company Guaranty
     12-01-15          11.00            150,000(c)                168,375
Salem Communication Holding
  Company Guaranty Series B
     07-01-11           9.00             75,000                    78,563
Sinclair Broadcast Group
  Sr Sub Nts
     12-15-11           8.75            135,000(d)                141,750
     03-15-12           8.00             50,000(d)                 50,500
Time Warner Companies
     02-01-24           7.57            350,000                   325,794
Time Warner Entertainment
  Sr Nts
     07-15-33           8.38            250,000                   253,208
Total                                                           4,100,091

Metals (0.3%)
AK Steel
  Sr Nts
     12-15-06           9.13            200,000                   208,000
Great Lakes Carbon
  Company Guaranty Pay-in-kind Series B
     05-15-08          10.25             32,000(j)                 22,400
Imexsa Export Trust
  (U.S. Dollar)
     05-31-03          10.13             43,291(c,d)               16,018
WCI Steel
  Sr Nts Series B
     12-01-04          10.00            110,000                    51,700
Total                                                             298,118

Miscellaneous (1.6%)
Advanced Accessory/ASS Cap
  Company Guaranty Series B
     10-01-07           9.75            150,000                   145,500
EOP Operating LP
  Sr Nts
     07-15-11           7.00            300,000                   301,481
ERP Operating LP
     03-02-11           6.95            500,000                   513,290
ISG Resources
     04-15-08          10.00            115,000                   107,525
Meritage
  Company Guaranty
     06-01-11           9.75            160,000                   167,600
Nationwide Credit
  Sr Nts Series A
     01-15-08          10.25             95,000(b)                 23,750
NSM Steel
  Company Guaranty
     02-01-06          12.00            129,935(b,d)               40,514
Omega Cabinets
  Sr Sub Nts
     06-15-07          10.50            225,000                   238,219
Prime Succession Holding
  Cv Pay-in-kind
     08-29-04          14.25              4,103(b,j)                3,077
Von Hoffman
  Company Guaranty
     03-15-09          10.25             20,000(d)                 20,900
Von Hoffman Press
  Sr Sub Nts
     05-15-07          10.88            100,000(d)                 96,500
Total                                                           1,658,356

Multi-industry conglomerates (1.0%)
ARAMARK Services
  Company Guaranty
     12-01-06           7.10            500,000                   507,401
PSA
  (U.S. Dollar)
     08-01-05           7.13            500,000(c,d)              537,592
Total                                                           1,044,993

Paper & packaging (2.3%)
Abitibi-Consolidated
  (U.S. Dollar)
     08-01-05           8.30            500,000(c)                520,114
Berry Plastics
  Company Guaranty Series B
     07-15-07          11.00             75,000                    79,875
  Sr Sub Nts
     04-15-04          12.25             25,000                    25,250
Domtar
  (U.S. Dollar)
     10-15-11           7.88            100,000(c)                106,450
Graphic Packaging
  Sr Sub Nts
     02-15-12           8.63            165,000(d)                172,838
Intl Paper
     07-08-03           8.00            500,000                   524,454
Packaging Corp of America
  Company Guaranty
     04-01-09           9.63             75,000                    81,750
Pliant
  Sr Sub Nts
     06-01-10          13.00             65,000(e)                 68,900
Quno
  (U.S. Dollar)  Sr Nts
     05-15-05           9.13            250,000(c)                254,622
Riverwood Intl
  Company Guaranty
     08-01-07          10.63            105,000                   110,513
Silgan Holdings
  Sr Sub Deb
     06-01-09           9.00            150,000                   155,813
Stone Container
  Sr Nts
     02-01-08           9.25            200,000                   213,000
Total                                                           2,313,579

Real estate investment trust (0.2%)
MeriStar Hospitality
  Company Guaranty
     01-15-11           9.13            100,000                   102,750
MeriStar Hospitality Operating Partnership Finance
  Sr Nts
     06-15-09          10.50             75,000(d)                 80,625
Total                                                             183,375

Restaurants & lodging (1.1%)
Extended Stay America
  Sr Sub Nts
     06-15-11           9.88            185,000                   194,250
Park Place Entertainment
  Sr Sub Nts
     05-15-11           8.13            200,000                   203,000
Prime Hospitality
  Sr Sub Nts
     05-01-12           8.38            230,000(e)                234,025
  Sr Sub Nts Series B
     04-01-07           9.75            230,000                   241,500
Starwood Hotels Resorts
     05-01-12           7.88            250,000(d)                250,938
Total                                                           1,123,713

Retail (1.9%)
Advance Stores
  Company Guaranty
     04-15-08          10.25             45,000                    47,700
Albertson's
  Sr Nts
     02-15-11           7.50            500,000                   533,543
Best Buy
  Cv
     01-15-22           2.25             70,000(d)                 69,475
Flooring America
  Company Guaranty
     10-15-07           9.25            185,000(b)                     19
Kroger
  Company Guaranty
     03-01-08           7.45            250,000                   266,428
  Sr Nts
     07-15-06           8.15            500,000                   548,154
Pathmark Stores
  Sr Sub Nts
     02-01-12           8.75            200,000(d)                207,750
United Auto Group
  Sr Sub Nts
     03-15-12           9.63            250,000(d)                260,000
Total                                                           1,933,069

See accompanying notes to investments in securities.

48   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Textiles & apparel (0.2%)
Tommy Hilfiger USA
  Company Guaranty
     06-01-03           6.50%          $250,000                  $248,750

Transportation (1.3%)
ArvinMeritor
     03-01-12           8.75            250,000                   265,178
Enterprise Rent-A-Car USA Finance
     02-15-08           6.80            200,000(d)                203,045
     01-15-11           8.00            500,000(d)                532,773
Greater Beijing First Expressways
  (U.S. Dollar)  Sr Nts
     06-15-04           9.25            100,000(b,c)               50,000
Interpool
     08-01-07           7.35            125,000                   116,875
Union Pacific
     01-15-11           6.65            200,000                   202,791
Total                                                           1,370,662

Utilities -- electric (2.4%)
Cleveland Electric Illuminating
  1st Mtge Series B
     05-15-05           9.50            250,000                   250,605
Duke Capital
  Sr Nts
     10-01-09           7.50            500,000                   538,145
Midland Funding II
  Series A
     07-23-05          11.75            100,000                   109,057
Mirant Americas Generation
  Sr Nts
     05-01-11           8.30            500,000                   477,500
Sithe Independence Funding
  Series A
     12-30-13           9.00            100,000                   103,406
Virginia Electric & Power
  Sr Nts Series A
     03-31-06           5.75            500,000                   505,260
WPD Holdings
  (U.S. Dollar)
     12-15-07           6.88            500,000(c,d)              498,022
Total                                                           2,481,995

Utilities -- gas (0.8%)
Columbia Energy Group
  Series E
     11-28-10           7.32            500,000                   479,245
El Paso
  Sr Nts
     05-15-09           6.75            200,000                   196,960
Southwest Gas
  Series F
     06-15-02           9.75            100,000                   100,336
Total                                                             776,541

Utilities -- telephone (3.0%)
Adelphia Business Solutions
  Sr Nts Series B
     09-01-04          12.25            125,000(b)                 26,250
AT&T
  Sr Nts
     11-15-11           7.30            300,000(d)                282,384
BellSouth
     10-15-11           6.00            500,000                   480,930
Citizens Communications
  Sr Nts
     08-15-08           7.63            400,000                   398,261
Dobson/Sygnet Communications
  Sr Nts
     12-15-08          12.25            150,000                   142,500
Nextel Communications
  Sr Nts
     02-01-11           9.50            300,000                   205,500
SBC Communications
     03-15-11           6.25            250,000                   247,635
Vodafone Group
  (U.S. Dollar)
     02-15-10           7.75            500,000(c)                543,385
  Company Guaranty
     05-01-08           6.65            500,000                   516,390
Western Wireless
  Sr Sub Nts
     02-01-07          10.50             50,000                    45,000
WorldCom
     05-15-11           7.50            300,000                   141,000
Total                                                           3,029,235

Total bonds
(Cost: $92,847,926)                                           $94,900,637

Common stocks (--%) (b)
Issuer                                   Shares                    Value(a)

PhoneTel Technologies                     8,800                      $466
Prime Succession Holdings                 5,778                     8,090

Total common stocks
(Cost: $163,817)                                                   $8,556

Preferred stocks & other (0.7%)
Issuer                                   Shares                    Value(a)

Asia Pulp & Paper
  Warrants                                  200(b,c,d,g)               $--
Century Maintenance Supply
  13.25% Pay-in-kind Series C             1,648(j)                148,320
CSC Holdings
  11.75% Cm Series H                      2,300                   217,349
Intermedia Communications
  13.50% Pay-in-kind Series B                47(j)                 21,800
Pegasus Satellite
  12.75% Cm Series B                        256                   128,065
Prudential Financial
  6.75% Cm Cv                             1,800                   101,718
Sempra Energy
  8.50% Cv                                3,570                    91,214

Total preferred stocks & other
(Cost: $868,519)                                                 $708,466

Short-term securities (11.2%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
     05-15-02           1.77%          $500,000                  $499,649
Federal Home Loan Mtge Corp Disc Nts
     05-21-02           1.80            700,000                   699,265
     05-28-02           1.79          1,200,000                 1,198,329
     06-11-02           1.71          1,700,000                 1,696,609
     06-21-02           1.70          3,500,000                 3,491,696
     06-25-02           1.71            500,000                   498,670
     06-28-02           1.69          1,800,000                 1,795,183
Federal Natl Mtge Assn Disc Nt
     06-05-02           1.84          1,500,000                 1,497,490
Total short-term securities
(Cost: $11,376,714)                                           $11,376,891
Total investments in securities
(Cost: $105,256,976)(k)                                      $106,994,550

See accompanying notes to investments in securities.

49   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2002, the value of foreign securities represented 4.6% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2002, is as follows:

     Security                                 Acquisition              Cost
       dates
     Beazer Homes USA*
       8.38% Sr Nts 2012                          04-11-02            $ 80,000
     Dura Operating*
       8.63% Sr Nts 2012                          04-04-02              65,000
     Huntsman Intl LLC*
       9.88% Sr Nts 2009                          03-18-02              20,000
     Pliant*
       13.00% Sr Sub Nts 2010                     04-05-02              67,439
     Prime Hospitality*
       8.38% Sr Sub Nts 2012                      04-16-02             230,000
     Weyerhaeuser*
       6.75% 2012                                 03-06-02             397,416
     XTO Energy
       7.50% Sr Nts 2012                          04-17-02             160,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At April 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $6,841,188.
(g)  Negligible market value.
(h) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(i) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.
(k) At April 30, 2002, the cost of securities for federal income tax purposes was $105,292,119 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 3,257,315
     Unrealized depreciation                                     (1,554,884)
                                                                 ----------
     Net unrealized appreciation                                $ 1,702,431
                                                                -----------

50   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
International Equity Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (95.5%) (c)
Issuer                                   Shares                 Value(a)

Australia (3.1%)
Banks and savings & loans (1.3%)
Natl Australia Bank                     150,063                $2,800,289

Metals (1.8%)
BHP Billiton                            718,769                 4,168,573

Brazil (0.5%)
Energy
Petroleo Brasileiro ADR                  41,822                 1,028,821

Finland (1.9%)
Communications equipment & services (1.2%)
Nokia                                   163,992                 2,654,006

Paper & packaging (0.7%)
Stora Enso                              130,324                 1,657,007

France (12.6%)
Automotive & related (0.8%)
PSA Peugeot Citroen                      36,384                 1,809,766

Banks and savings & loans (3.5%)
BNP Paribas                             105,936                 5,536,616
Societe Generale Cl A                    33,763                 2,312,211
Total                                                           7,848,827

Building materials & construction (2.7%)
Compagnie de Saint-Gobain                24,042                 4,116,205
Lafarge                                  19,559                 1,855,872
Total                                                           5,972,077

Computers & office equipment (0.1%)
Cap Gemini                                4,978                   290,447

Energy (3.2%)
TotalFinaElf                             47,352                 7,176,905

Leisure time & entertainment (1.2%)
Accor                                    63,941                 2,584,709

Multi-industry conglomerates (1.1%)
Vivendi Universal                        75,764                 2,416,108

Germany (7.2%)
Automotive & related (0.9%)
DaimlerChrysler                          42,485                 1,963,929

Banks and savings & loans (1.3%)
Deutsche Bank                            42,373                 2,809,454

Health care (1.3%)
Schering                                 46,623                 2,840,010

Insurance (2.4%)
Allianz                                  16,994                 3,996,769
Muenchener
  Rueckversicherungs-
  Gesellschaft                            5,976                 1,480,867
Total                                                           5,477,636

Utilities -- electric (1.3%)
E.On                                     32,165                 1,665,123
RWE                                      34,923                 1,321,703
Total                                                           2,986,826

Italy (2.9%)
Banks and savings & loans (0.8%)
Unicredito Italiano                     363,111                 1,685,076

Energy (2.1%)
ENI                                     308,293                 4,736,537

Japan (16.4%)
Automotive & related (3.0%)
Honda Motor                              63,000                 2,826,169
Nissan Motor                            186,000                 1,431,215
Toyota Motor                             83,000                 2,262,461
Total                                                           6,519,845

Banks and savings & loans (1.5%)
Mitsui Fudosan                          126,000                   989,159
Orix                                     28,800                 2,388,785
Total                                                           3,377,944

Chemicals (1.0%)
Shin-Etsu Chemical                       54,700                 2,253,606

Communications equipment & services (1.2%)
NTT DoCoMo                                  212                   536,604
NTT DoCoMo (Bonus Shares)                   848(b)              2,159,627
Total                                                           2,696,231

Computers & office equipment (0.9%)
Canon                                    53,000(b)              2,030,842

Electronics (2.1%)
Hitachi                                 308,000                 2,281,214
Nintendo                                 13,400                 1,878,505
Rohm                                      3,900                   581,659
Total                                                           4,741,378

Financial services (1.1%)
Nomura Holdings                         174,000                 2,425,701

Health care (1.0%)
Takeda Chemical Inds                     52,000                 2,276,012

Household products (0.5%)
Kao                                      62,000                 1,211,994

Industrial equipment & services (0.4%)
Amada                                   154,000                   845,561

Media (1.5%)
Dentsu                                      153                   853,178
Sony                                     47,800                 2,568,691
Total                                                           3,421,869

Multi-industry conglomerates (1.7%)
Mitsubishi                              154,000                 1,155,000
Sumitomo Chemical                       602,000                 2,545,841
Total                                                           3,700,841

Retail (0.5%)
Seven-Eleven                             32,000                 1,198,754

Luxembourg (1.0%)
Metals
Arcelor                                 155,889(b)              2,149,215

Mexico (0.5%)
Financial services
Grupo Financiero BBVA
  Bancomer Cl O                       1,036,848(b)              1,029,626

Netherlands (5.0%)
Energy (0.8%)
Royal Dutch Petroleum                    35,223                 1,866,279

Food (1.0%)
Unilever                                 34,031                 2,192,571

Industrial equipment & services (2.1%)
Koninklijke (Royal)
  Philips Electronics                   150,859                 4,658,630

Insurance (0.8%)
Aegon                                    78,054                 1,793,528

Utilities -- telephone (0.3%)
Koninklijke (Royal)                     142,479                   645,791

Portugal (1.0%)
Utilities -- telephone
Portugal Telecom                        303,653                 2,216,335

Scotland (2.6%)
Banks and savings & loans
Royal Bank of
  Scotland Group                        201,495                 5,778,805

See accompanying notes to investments in securities.

51  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

International Equity Portfolio

Issuer                                   Shares                 Value(a)

Singapore (0.5%)
Banks and savings & loans
United Overseas Bank                    142,000                $1,128,664

South Korea (0.5%)
Banks and savings & loans
Kookmin Bank New                         26,620                 1,211,636

Spain (4.2%)
Banks and savings & loans (2.2%)
Banco Popular Espanol                    16,460                   675,009
Banco Santander
  Central Hispano                       447,489                 4,145,227
Total                                                           4,820,236

Utilities -- electric (1.0%)
Endesa                                  150,622                 2,307,333

Utilities -- telephone (1.0%)
Telefonica                              203,514                 2,178,631

Switzerland (10.6%)
Banks and savings & loans (2.0%)
UBS                                      91,996(b)              4,434,842

Chemicals (1.2%)
Syngenta                                 42,522                 2,624,653

Food (1.5%)
Nestle                                   14,605                 3,452,697

Health care (4.0%)
Novartis                                171,411                 7,189,295
Roche Holding                            22,183                 1,680,738
Total                                                           8,870,033

Insurance (1.6%)
Swiss Reinsurance                        36,117                 3,644,917

Multi-industry conglomerates (0.3%)
Adecco                                    9,458                   598,386

Taiwan (0.7%)
Electronics
Taiwan Semiconductor Mfg                209,000                   526,774
United Microelectronics                 731,000                 1,115,999
Total                                                           1,642,773

United Kingdom (24.3%)
Airlines (0.8%)
British Airways                         505,340                 1,739,819

Banks and savings & loans (1.9%)
HBOS                                    157,266                 1,906,807
Lloyds TSB Group                        198,932                 2,287,338
Total                                                           4,194,145

Building materials & construction (0.6%)
Invensys                                873,614                 1,368,601

Communications equipment & services (2.6%)
GlaxoSmithKline                         241,984                 5,853,874

Energy (3.1%)
BP                                      839,481                 7,162,859

Financial services (2.1%)
HSBC Holdings                           389,131                 4,593,350

Food (0.8%)
Compass Group                           287,136                 1,786,752

Media (1.7%)
British Sky Broadcasting
  Group                                 345,624(b)              3,868,243

Metals (0.9%)
Rio Tinto                               104,151                 1,935,184

Multi-industry conglomerates (1.2%)
Rentokil Initial                        681,567                 2,686,733

Retail (4.8%)
Marks & Spencer Group                   698,012                 4,038,332
Marks & Spencer Group Cl B              862,250(b)                869,914
Signet Group                          1,113,162                 1,897,985
Tesco                                 1,106,921                 4,242,492
Total                                                          11,048,723

Utilities -- electric (0.8%)
Natl Grid Group                         243,401                 1,745,163

Utilities -- gas (0.7%)
Centrica                                507,865                 1,563,485

Utilities -- telephone (2.3%)
Vodafone Group                        3,148,604                 5,081,716

Total common stocks
(Cost: $207,992,668)                                         $213,481,809

Short-term securities (3.1%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
     06-28-02           1.69%          $500,000                  $498,662
Federal Natl Mtge Assn Disc Nts
     05-14-02           1.76            600,000                   599,596
     05-21-02           1.67            400,000                   399,610
     06-03-02           1.77          1,100,000                 1,098,151
     06-17-02           1.68          4,400,000                 4,390,144
Total                                                           6,986,163

Total short-term securities
(Cost: $6,986,451)                                             $6,986,163

Total investments in securities
(Cost: $214,979,119) (d)                                     $220,467,972

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2002, the cost of securities for federal income tax purposes was $217,983,587 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $12,058,935
     Unrealized depreciation                                     (9,574,550)
                                                                 ----------
     Net unrealized appreciation                                $ 2,484,385
                                                                -----------

52   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Managed Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets) Common stocks (67.3%)
Issuer                                   Shares                 Value(a)

Airlines (0.3%)
ExpressJet Holdings                      27,650(b)               $396,778
Skywest                                  40,000                   918,000
Total                                                           1,314,778

Banks and savings & loans (4.9%)
Bank of America                          90,000                 6,523,200
Fifth Third Bancorp                     110,000                 7,544,900
U.S. Bancorp                            250,000                 5,925,000
Wells Fargo                              60,000                 3,069,000
Total                                                          23,062,100

Beverages & tobacco (0.7%)
Coca-Cola                                60,000                 3,330,600

Communications equipment & services (2.0%)
Fairchild Semiconductor Intl
  Cl A                                   70,000(b)              1,885,800
Nokia ADR Cl A                          230,000(c)              3,739,800
PhoneTel Technologies                    70,200(b)                  3,721
Powerwave Technologies                  110,000(b)              1,313,400
Verizon Communications                   60,000                 2,406,600
Total                                                           9,349,321

Computers & office equipment (9.1%)
Brocade Communications
  Systems                               240,000(b)              6,141,600
Ceridian                                 70,000(b)              1,559,600
Cisco Systems                           660,000(b)              9,669,000
Dell Computer                           120,000(b)              3,160,800
Electronic Arts                          70,000(b)              4,133,500
Emulex                                   50,000(b)              1,449,500
Intl Business Machines                   20,000                 1,675,200
Microsoft                               200,000(b)             10,451,999
QLogic                                   40,000(b)              1,828,400
SAP ADR                                  50,000(c)              1,630,000
VERITAS Software                         60,000(b)              1,700,400
Total                                                          43,399,999

Electronics (7.8%)
Applied Materials                       220,000(b)              5,350,400
Intel                                   245,000                 7,009,450
KLA-Tencor                               30,000(b)              1,769,100
Maxim Integrated Products               210,000(b)             10,458,000
Taiwan Semiconductor
  Mfg ADR                               180,000(c)              3,186,000
Texas Instruments                       180,000                 5,567,400
Xilinx                                  100,000(b)              3,776,000
Total                                                          37,116,350

Energy equipment & services (0.8%)
Schlumberger                             70,000                 3,832,500

Financial services (4.8%)
Capital One Financial                    40,000                 2,395,600
Citigroup                               330,000                14,289,000
Fannie Mae                               30,000                 2,367,900
Goldman Sachs Group                      15,000                 1,181,250
Lehman Brothers Holdings                 20,000                 1,180,000
Schwab (Charles)                        120,000                 1,366,800
Total                                                          22,780,550

Food (0.1%)
General Mills                            13,500                   594,675

Health care (8.4%)
Alcon                                    50,000(b,c)            1,732,500
Amgen                                    60,000(b)              3,172,800
Baxter Intl                              40,000                 2,276,000
Johnson & Johnson                       100,000                 6,386,000
MedImmune                                60,000(b)              2,004,000
Medtronic                               350,000                15,641,500
Pfizer                                  240,000                 8,724,000
Total                                                          39,936,800

Health care services (2.3%)
AmerisourceBergen                        60,000                 4,650,000
Cardinal Health                          25,000                 1,731,250
Express Scripts Cl A                     70,000(b)              4,424,700
Total                                                          10,805,950

Industrial equipment & services (1.1%)
Cintas                                   40,000                 2,070,800
Fastenal                                 40,000                 3,345,600
Total                                                           5,416,400

Insurance (4.8%)
ACE                                     180,000(c)              7,833,600
American Intl Group                     170,000                11,750,400
Everest Re Group                         50,000(c)              3,395,000
Total                                                          22,979,000

Leisure time & entertainment (4.4%)
AOL Time Warner                          60,000(b)              1,141,200
Harley-Davidson                         220,000                11,657,800
Viacom Cl B                             170,000(b)              8,007,000
Total                                                          20,806,000

Media (1.6%)
Clear Channel
  Communications                         70,000(b)              3,286,500
USA Networks                            150,000(b)              4,486,500
Total                                                           7,773,000

Metals (0.6%)
Alcan                                    40,000(c)              1,465,200
Alcoa                                    40,000                 1,361,200
Total                                                           2,826,400

Miscellaneous (--%)
Prime Succession Holdings                88,893(b)                124,450

Multi-industry conglomerates (4.4%)
General Electric                        360,000                11,358,000
Minnesota Mining & Mfg                   60,000                 7,548,000
Robert Half Intl                         70,000(b)              1,838,200
Total                                                          20,744,200

Restaurants & lodging (0.8%)
Marriott Intl Cl A                       90,000                 3,954,600

Retail (7.9%)
Best Buy                                 80,000(b)              5,948,000
Home Depot                              130,000                 6,028,100
Kohl's                                   50,000(b)              3,685,000
Lowe's Companies                         50,000                 2,114,500
Safeway                                  90,000(b)              3,775,500
Target                                  100,000                 4,365,000
Wal-Mart Stores                         170,000                 9,496,200
Walgreen                                 50,000                 1,888,500
Total                                                          37,300,800

Transportation (0.4%)
Heartland Express                        90,000(b)              1,763,100

Total common stocks
(Cost: $297,918,658)                                         $319,211,573

Preferred stocks (0.2%)
Issuer                                   Shares                 Value(a)

Century Maintenance Supply
  13.25% Pay-in-kind
  Series C                                2,672(l)               $240,480
CSC Holdings
  11.13% Cm Series M                      4,218                   394,383
Intermedia Communications
  13.50% Pay-in-kind Series B                46(l)                 21,325
Pegasus Satellite
  12.75% Cm Pay-in-kind
  Series B                                  602(l)                300,926
Total preferred stocks
(Cost: $1,293,023)                                               $957,114

See accompanying notes to investments in securities.

53   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Bonds (23.4%)
Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Government obligations & agencies (4.1%)
U.S. Treasury
     08-15-10           5.75%        $1,650,000                $1,727,088
     02-15-11           5.00          1,900,000                 1,888,714
     08-15-11           5.00          2,000,000                 1,984,060
     02-15-12           4.88          2,500,000                 2,458,203
     11-15-16           7.50          3,500,000                 4,148,059
     02-15-26           6.00            400,000                   412,624
     02-15-29           5.25          2,000,000                 1,866,880
     05-15-30           6.25          3,500,000(h,i)            3,755,395
     02-15-31           5.38          1,200,000                 1,161,372
Total                                                          19,402,395

Mortgage-backed securities (8.6%)
Federal Home Loan Mtge Corp
     07-01-15           7.50          1,098,802                 1,158,702
     11-01-22           8.00            120,603                   129,781
     08-01-24           8.00            133,946                   142,876
     07-01-28           6.00          1,816,678                 1,810,680
     06-01-29           7.00          3,046,634                 3,147,902
Federal Natl Mtge Assn
     05-14-04           5.63          3,000,000                 3,118,227
     06-01-10           6.50            502,838                   524,731
     03-15-11           5.50          1,000,000                   987,389
     08-01-11           8.50            254,137                   270,226
     05-01-15           6.50          3,500,000(j)              3,603,906
     03-01-17           5.50          2,987,393                 2,967,509
     04-01-23           8.50             63,134                    68,771
     05-01-24           6.00            998,055                 1,001,341
     06-01-24           9.00             30,627                    33,725
     08-01-25           7.50            185,076                   194,884
     09-01-25           6.50            498,381                   508,966
     09-01-25           7.00            303,203                   314,854
     12-01-25           7.00            746,434                   775,115
     03-01-26           7.00            314,167                   325,923
     04-01-26           7.00            411,354                   426,747
     05-01-26           7.50            507,965                   534,586
     09-01-28           6.50          1,367,265                 1,391,741
     11-01-28           6.00          2,218,352                 2,210,562
     12-01-28           6.50          1,432,414                 1,458,057
     06-01-29           6.50          5,412,086                 5,498,836
     05-01-30           7.50          2,000,000(j)              2,088,750
     05-01-31           6.00          5,000,000(j)              4,939,063
     05-01-31           6.50          1,228,328                 1,244,252
Total                                                          40,878,102

Aerospace & defense (0.1%)
Alliant Techsystems
  Company Guaranty
     05-15-11           8.50            175,000                   185,500
L-3 Communications
  Company Guaranty Series B
     08-01-08           8.00            250,000                   255,000
Total                                                             440,500

Airlines (0.6%)
Continental Airlines
  Series 1998A
     09-15-17           6.65            901,250                   879,349
Delta Air Lines
     09-18-11           7.11            550,000                   571,747
United Air Lines
     10-01-10           7.03          1,657,756                 1,598,873
Total                                                           3,049,969

Automotive & related (0.9%)
Dura Operating
  Company Guaranty Series D
     05-01-09           9.00             65,000                    66,138
  Sr Nts
     04-15-12           8.63            165,000(g)                171,600
Ford Motor
     07-16-31           7.45          1,000,000                   942,096
Ford Motor Credit
     02-01-11           7.38          1,000,000                 1,004,908
     10-25-11           7.25          2,000,000                 1,992,515
Lear
  Company Guaranty Series B
     05-15-09           8.11            150,000                   156,000
Stoneridge
  Sr Nts
     05-01-12          11.50             30,000(d)                 31,088
Total                                                           4,364,345

Banks and savings & loans (0.2%)
Wells Fargo
  Sr Medium-term Nts Series G
     09-15-02           6.38            800,000                   812,128

Beverages & tobacco (--%)
Constellation Brands
  Sr Sub Nts Series B
     01-15-12           8.13             55,000                    56,375

Building materials & construction (0.6%)
Associated Materials
  Sr Sub Nts
     04-15-12           9.75            170,000(d)                174,250
Beazer Homes USA
  Sr Nts
     04-15-12           8.38             80,000(g)                 81,500
Collins & Aikman Floor Cover
  Sr Sub Nts
     02-15-10           9.75             25,000(d)                 26,188
D.R. Horton
  Sr Sub Nts
     03-15-11           9.38             75,000                    76,688
Dayton Superior
  Company Guaranty
     06-15-09          13.00            100,000                   100,000
Foamex LP/Capital
  Company Guaranty
     04-01-09          10.75             40,000(d)                 42,200
Louisiana Pacific
  Sr Nts
     11-15-08          10.88             50,000                    54,000
  Sr Sub Nts
     08-15-05           8.50            200,000                   209,397
Schuler Homes
  Company Guaranty
     07-15-09           9.38            200,000                   207,000
Standard Pacific
  Sr Sub Nts
     04-15-12           9.25            250,000                   254,999
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
     02-15-11           6.75          1,500,000(c)              1,208,340
WCI Communities
  Company Guaranty
     02-15-11          10.63            125,000                   134,375
  Sr Sub Nts
     05-01-12           9.13            125,000(d)                125,625
Total                                                           2,694,562

Chemicals (0.3%)
Airgas
  Company Guaranty
     10-01-11           9.13            250,000(h,i)              266,875
Allied Waste North America
  Company Guaranty Series B
     01-01-06           7.63            150,000                   148,125
     08-01-09          10.00            100,000                   102,750
Compass Minerals Group
  Sr Sub Nts
     08-15-11          10.00             50,000(d)                 53,000
Equistar Chemical/Funding
  Company Guaranty
     09-01-08          10.13            150,000                   147,750
Georgia Gulf
     11-15-05           7.63            100,000                   103,491
Huntsman Intl LLC
  Sr Nts
     03-01-09           9.88             20,000(g)                 20,100
IMC Global
  Company Guaranty Series B
     06-01-08          10.88            150,000                   168,000
Lyondell Chemical
     12-15-08           9.50             55,000(d)                 53,900
Noveon
  Company Guaranty Series B
     02-28-11          11.00            175,000                   188,125
Resolution Performance
  Sr Sub Nts
     11-15-10          13.50            250,000                   282,500
Total                                                           1,534,616

See accompanying notes to investments in securities.

54   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Communications equipment & services (1.0%)
AT&T Wireless Services
  Sr Nts
     03-01-11           7.88%        $2,000,000                $1,954,116
     03-01-31           8.75          1,000,000                   979,532
Block Communications
  Sr Sub Nts
     04-15-09           9.25             50,000(d)                 52,000
EchoStar DBS
  Sr Nts
     02-01-09           9.38            200,000(h,i)              208,500
GT Group Telecom
  (U.S. Dollar)
     06-30-08           9.89            275,000(c)                151,250
NATG Holdings LLC/Orius Capital
  Company Guaranty Series B
     02-01-10          12.75            100,000(b)                  3,000
Price Communications Wireless
  Company Guaranty Series B
     12-15-06           9.13            125,000                   130,625
Qwest Capital Funding
  Company Guaranty
     02-15-11           7.25          2,000,000                 1,451,274
Total                                                           4,930,297

Energy (0.4%)
El Paso Energy Partners
  Company Guaranty Series B
     06-01-11           8.50            100,000                   103,000
FirstEnergy
  Series B
     11-15-11           6.45          1,000,000                   937,159
Forest Oil
  Sr Nts
     06-15-08           8.00            105,000                   107,363
Hanover Equipment Trust
  Sr Nts
     09-01-08           8.50             50,000(d)                 50,500
     09-01-11           8.75            175,000(d)                177,188
Luscar Coal
  (U.S. Dollar)  Sr Nts
     10-15-11           9.75            110,000(c)                116,875
Magnum Hunter Resources
  Sr Nts
     03-15-12           9.60            140,000(d)                147,000
Tesoro Escrow
  Sr Sub Nts
     04-01-12           9.63            145,000(d)                147,900
Westport Resources
  Company Guaranty
     11-01-11           8.25             40,000                    41,200
XTO Energy
  Sr Nts
     04-15-12           7.50            160,000                   161,200
Total                                                           1,989,385

Energy equipment & services (--%)
Key Energy Services
  Sr Nts
     03-01-08           8.38            115,000                   118,450

Financial services (1.7%)
CIT Group
     05-17-04           5.63          1,500,000                 1,447,343
     04-02-12           7.75          1,000,000                   986,410
Citibank Credit Card Insurance Trust
  Series 2001-8 Cl A
     12-07-06           4.10          1,000,000                 1,001,247
Household Finance
     10-15-11           6.38          1,500,000                 1,447,523
LaBranche
  Sr Nts
     08-15-04           9.50            500,000                   528,070
Morgan Stanley, Dean Witter & Co
     06-15-05           7.75          1,500,000                 1,628,833
Pemex Master Trust
     02-01-09           7.88            800,000(d)                823,000
Total                                                           7,862,426

Food (0.1%)
B & G Foods
  Sr Sub Nts
     08-01-07           9.63            165,000(d)                169,950
Del Monte
  Company Guaranty Series B
     05-15-11           9.25             75,000                    78,750
Total                                                             248,700

Furniture & appliances (--%)
Falcon Products
  Company Guaranty Series B
     06-15-09          11.38             50,000                    45,313
Interface
  Company Guaranty
     04-01-08           7.30            100,000                    92,874
  Sr Nts
     02-01-10          10.38             25,000(d)                 26,844
Total                                                             165,031

Health care services (0.1%)
Coventry Health Care
  Sr Nts
     02-15-12           8.13             70,000                    72,100
Insight Healthcare Services
  Sr Sub Nts
     11-01-11           9.88             30,000(d)                 30,900
Omnicare
  Company Guaranty Series B
     03-15-11           8.13             83,000                    87,773
Paracelsus Healthcare
  Sr Sub Nts
     08-15-06          10.00          1,000,000(b,f)                   --
RoTech Healthcare
  Sr Sub Nts
     04-01-12           9.50            135,000(d)                141,075
Triad Hospitals Holdings
  Company Guaranty Series B
     05-15-09          11.00            205,000                   231,137
Vanguard Health Systems
  Company Guaranty
     08-01-11           9.75            100,000                   105,250
Total                                                             668,235

Household products (--%)
JohnsonDiversey
  Sr Sub Nts
     05-15-12           9.63             20,000(d)                 20,800
Revlon Consumer Products
  Sr Nts
     12-01-05          12.00            100,000(d)                100,000
Total                                                             120,800

Industrial equipment & services (0.1%)
Joy Global
  Company Guaranty
     03-15-12           8.75            250,000(d)                258,750
Motors & Gears
  Sr Nts Series D
     11-15-06          10.75            235,000                   225,600
Terex
  Company Guaranty
     07-15-11           9.25            200,000                   210,500
Total                                                             694,850

Insurance (--%)
Americo Life
  Sr Sub Nts
     06-01-05           9.25            200,000                   200,000

Leisure time & entertainment (0.8%)
AMC Entertainment
  Sr Sub Nts
     03-15-09           9.50            130,000                   130,650
Ameristar Casinos
  Company Guaranty
     02-15-09          10.75             40,000                    44,400
AOL Time Warner
     05-01-32           7.70          1,000,000                   928,950
Choctaw Resort Development Enterprises
  Sr Nts
     04-01-09           9.25            200,000                   208,500
Coast Hotels & Casino
  Company Guaranty
     04-01-09           9.50            200,000                   211,750
Hammons (JQ)  Hotels
  1st Mtge
     02-15-04           8.88            200,000                   200,500
HMH Properties
  Company Guaranty Series A
     08-01-05           7.88            200,000                   198,500
MGM Mirage
     02-06-08           6.88            200,000                   196,210
  Company Guaranty
     06-01-07           9.75            200,000                   220,500
Pinnacle Entertainment
  Company Guaranty Series B
     02-15-07           9.25            200,000(d)                196,500
Resort Intl Hotel/Casino
  1st Mtge
     03-15-09          11.50             75,000(d)                 72,375
RFS Partnership LP
  Company Guaranty
     03-01-12           9.75             50,000(d)                 52,000

See accompanying notes to investments in securities.

55  IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Leisure time & entertainment (cont.)
Six Flags
  Sr Nts
     02-01-10           8.88%          $150,000(d)               $152,250
Station Casinos
  Sr Nts
     02-15-08           8.38            100,000                   103,500
Steinway Musical Instruments
  Company Guaranty
     04-15-11           8.75            100,000                   101,000
United Artists Theatre
  Series 1995A
     07-01-15           9.30            626,453                   576,337
Total                                                           3,593,922

Media (0.8%)
Adelphia Communications
  Sr Nts
     11-01-06          10.25            100,000                    85,500
American Media Operation
  Sr Sub Nts
     05-01-09          10.25            110,000(d)                115,088
Charter Communications Holdings LLC/Capital
  Sr Nts
     10-01-09          10.75            250,000                   246,250
  Zero Coupon Sr Disc Nts
     01-15-07           5.98            100,000(d,k)               54,000
Clear Channel Communications
     11-01-06           6.00            500,000                   486,236
Coaxial Communications/Phoenix
  Company Guaranty
     08-15-06          10.00            200,000                   203,000
Comcast Cable Communication
     05-01-27           8.50            700,000                   773,018
  Sr Nts
     01-30-11           6.75            500,000                   477,928
Corus Entertainment
  (U.S. Dollar)  Sr Sub Nts
     03-01-12           8.75             55,000(c,d)               57,063
Cumulus Media
  Company Guaranty
     07-01-08          10.38            125,000                   134,688
Mediacom Broadband LLC
  Company Guaranty
     07-15-13          11.00            100,000                   106,750
Rogers Cablesystems
  (U.S. Dollar)  Company Guaranty
     12-01-15          11.00            250,000(c)                280,625
Salem Communication Holding
  Company Guaranty Series B
     07-01-11           9.00            100,000                   104,750
Sinclair Broadcast Group
  Sr Sub Nts
     12-15-11           8.75            135,000(d)                141,750
     03-15-12           8.00             80,000(d)                 80,800
Turner Broadcasting
     07-01-13           8.38            250,000                   273,298
Total                                                           3,620,744

Metals (0.1%)
AK Steel
  Sr Nts
     12-15-06           9.13            200,000                   208,000
DTE Burns Harbor LLC
  Sr Nts
     01-30-03           6.57             73,580(d)                 69,901
Great Lakes Carbon
  Company Guaranty Pay-in-kind Series B
     05-15-08          10.25            106,000(l)                 74,200
WCI Steel
  Sr Nts Series B
     12-01-04          10.00            110,000                    51,700
Total                                                             403,801

Miscellaneous (0.3%)
Advanced Accessory/ASS Cap
  Company Guaranty Series B
     10-01-07           9.75            150,000                   145,500
ISG Resources
     04-15-08          10.00            360,000                   336,599
Meritage
  Company Guaranty
     06-01-11           9.75             60,000                    62,850
Nationwide Credit
  Sr Nts Series A
     01-15-08          10.25          1,000,000(b)                250,000
NSM Steel
  Company Guaranty
     02-01-06          12.00            464,053(b,d)              144,692
Omega Cabinets
  Sr Sub Nts
     06-15-07          10.50            250,000                   264,688
Prime Succession Holding
  Cv Pay-in-kind
     08-29-04          14.25             63,125(b,l)               47,344
Von Hoffman
  Company Guaranty
     03-15-09          10.25             25,000(d)                 26,125
Von Hoffman Press
  Sr Sub Nts
     05-15-07          10.88            100,000(d)                 96,500
Total                                                           1,374,298

Multi-industry conglomerates (--%)
Jordan Inds
  Sr Nts Series D
     08-01-07          10.38             45,000                    27,450

Paper & packaging (0.6%)
Abitibi-Consolidated
  (U.S. Dollar)
     08-01-10           8.55          1,000,000(c)              1,026,897
Berry Plastics
  Company Guaranty Series B
     07-15-07          11.00            175,000                   186,375
  Sr Sub Nts
     04-15-04          12.25            125,000                   126,250
Bowater Canada Finance
  (U.S. Dollar)  Company Guaranty
     11-15-11           7.95            985,000(c)                995,223
Graphic Packaging
  Sr Sub Nts
     02-15-12           8.63            165,000(d)                172,838
Pliant
  Sr Sub Nts
     06-01-10          13.00             65,000(g)                 68,900
Silgan Holdings
  Sr Sub Deb
     06-01-09           9.00            250,000                   259,687
Stone Container
  Sr Nts
     02-01-08           9.25            200,000                   213,000
Total                                                           3,049,170

Real estate investment trust (--%)
MeriStar Hospitality Operating Partnership Finance
  Sr Nts
     06-15-09          10.50            150,000(d)                161,250

Restaurants & lodging (0.2%)
Extended Stay America
  Sr Sub Nts
     06-15-11           9.88            185,000                   194,250
Park Place Entertainment
  Sr Sub Nts
     05-15-11           8.13            125,000                   126,875
Prime Hospitality
  Sr Sub Nts
     05-01-12           8.38            180,000(g)                183,150
  Sr Sub Nts Series B
     04-01-07           9.75            180,000                   189,000
Starwood Hotels Resorts
     05-01-12           7.88            250,000(d)                250,938
Total                                                             944,213

Retail (0.1%)
Advance Stores
  Sr Sub Nts
     04-15-08          10.25             45,000(d)                 47,700
Pathmark Stores
  Sr Sub Nts
     02-01-12           8.75            250,000(d)                259,688
United Auto Group
  Sr Sub Nts
     03-15-12           9.63            300,000(d)                312,000
Total                                                             619,388

Transportation (0.1%)
Greater Beijing First Expressways
  (U.S. Dollar)  Sr Nts
     06-15-04           9.25            200,000(b,c)              100,000
     06-15-07           9.50            170,000(b,c)               85,000
Interpool
     08-01-07           7.35            255,000                   238,425
Total                                                             423,425

See accompanying notes to investments in securities.

56   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                Coupon          Principal                  Value(a)
                       rate            amount

Utilities -- electric (--%)
Sithe Independence Funding
  Series A
     12-30-13           9.00%          $150,000                  $155,109

Utilities -- gas (0.2%)
NiSource Finance
  Company Guaranty
     04-15-03           5.75            750,000                   746,708

Utilities -- telephone (1.2%)
Adelphia Business Solutions
  Sr Nts Series B
     09-01-04          12.25            150,000(b)                 31,500
AT&T - Liberty Media
     02-01-30           8.25            300,000                   284,473
CenturyTel
  Sr Nts
     10-15-12           7.75          1,000,000                 1,014,900
Citizens Communications
     05-15-11           9.25          1,000,000                 1,076,000
Dobson/Sygnet Communications
  Sr Nts
     12-15-08          12.25            250,000                   237,500
Mountain States Telephone & Telegraph
     06-01-05           5.50             80,000                    62,725
Nextel Communications
  Sr Nts
     02-01-11           9.50            335,000                   229,475
Sprint Capital
     03-15-12           8.38          1,000,000(d)                984,534
Western Wireless
  Sr Sub Nts
     02-01-07          10.50             50,000                    45,000
WorldCom
     05-15-11           7.50          2,175,000                 1,022,250
     05-15-31           8.25          1,900,000                   836,000
Total                                                           5,824,357

Total bonds
(Cost: $113,570,357)                                         $111,175,001

Options purchased (--%)
Issuer  Notional      Exercise         Expiration                  Value(a)
         amount        price              date
Call
June U.S. Treasury Note Futures
    $2,000,000       $108.50           May 2002                      $938

Put
June U.S. Treasury Bond Futures
     1,000,000        103.00           May 2002                       312

Total options purchased
(Cost: $11,058)                                                    $1,250

Short-term securities (9.7%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

U.S. government agencies (8.9%)
Federal Home Loan Bank Disc Nts
     06-07-02           1.81%        $3,400,000                $3,393,788
     07-12-02           1.79          3,900,000                 3,886,584
Federal Home Loan Mtge Corp Disc Nts
     06-11-02           1.71          6,200,000                 6,187,631
     06-13-02           1.80          5,000,000                 4,990,010
     06-20-02           1.69          4,000,000                 3,990,423
     06-25-02           1.70          4,600,000                 4,587,836
Federal Natl Mtge Assn Disc Nts
     05-14-02           1.76          5,000,000                 4,996,634
     06-21-02           1.70            800,000                   798,672
     07-10-02           1.82          1,500,000                 1,494,984
     08-06-02           1.88          7,700,000                 7,664,063
Total                                                          41,990,625

Commercial paper (0.8%)
ANZ (Delaware)
     05-17-02           1.77          1,100,000                 1,099,081
Charta
     05-15-02           1.81          1,100,000(e)              1,099,171
Pacific Life Insurance
     05-02-02           1.81          1,200,000                 1,199,879
Southern Co Funding
     05-22-02           1.76            500,000(e)                499,462
Total                                                           3,897,593

Total short-term securities
(Cost: $45,884,197)                                           $45,888,218

Total investments in securities
(Cost: $458,677,293) (m)                                     $477,233,156

See accompanying notes to investments in securities.

57   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2002, the value of foreign securities represented 5.7% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(f)  Negligible market value.
(g)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2002, is as follows:

     Security                           Acquisition                  Cost

                                           dates
     Beazer Homes USA*
        8.38% Sr Nts 2012                 04-11-02                 $ 80,000
     Dura Operating*
        8.63% Sr Nts 2012          04-04-02 thru 04-17-02           167,625
     Huntsman Intl LLC*
        9.88% Sr Nts 2009                 03-18-02                   20,000
     Pliant*
        13.00% Sr Sub Nts 2010            04-05-02                   67,439
     Prime Hospitality*
        8.38% Sr Sub Nts 2012             04-16-02                  180,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                       Notional amount
     Sale contracts
     U.S. Treasury Notes, June 2002, 5-year                     $21,000,000
     U.S. Treasury Notes, June 2002, 10-year                     11,300,000
     U.S. Treasury Bonds, June 2002, 30-year                      3,000,000

(i) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                             Contracts
     Purchase contracts
     S&P 500 Index, June 2002                                         87

(j) At April 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $10,564,323.
(k) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) At April 30 2002, the cost of securities for federal income tax purposes was $460,339,491 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 51,574,476
     Unrealized depreciation                                    (34,680,811)
                                                                -----------
     Net unrealized appreciation                               $ 16,893,665
                                                               ------------

58   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Money Market Portfolio

April 30, 2002
(Percentages represent value of investments compared to net assets)

U.S. government agencies (25.9%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

Federal Home Loan Bank Disc Nt
     05-15-02           1.75%        $4,700,000                $4,696,801
Federal Home Loan Mtge Corp Disc Nt
     07-01-02           1.79          1,300,000                 1,296,079
Federal Natl Mtge Assn Disc Nts
     06-20-02           1.81          6,500,000                 6,483,661
     07-24-02           1.91          5,500,000                 5,475,617

Total U.S. government agencies
(Cost: $17,952,158)                                           $17,952,158

Certificates of deposit (8.5%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

BNP Paribas Finance Yankee
     07-09-02           1.85%          $900,000                  $900,000
Canadian Imperial Bank Yankee
     05-29-02           1.81          1,000,000                 1,000,000
Credit Agricole Indosuez Yankee
     06-10-02           1.78            800,000                   800,000
     06-25-02           1.85          1,800,000                 1,800,000
Westdeutsche Landesbank Yankee
     05-28-02           2.12          1,400,000                 1,400,000

Total certificates of deposit
(Cost: $5,900,000)                                             $5,900,000

Commercial paper (65.2%)
Issuer              Annualized         Amount                    Value(a)
                   yield on date     payable at
                    of purchase       maturity

Banks and savings & loans (10.8%)
Abbey Natl North America
     06-14-02           1.63%          $600,000                  $598,805
     06-14-02           1.85          1,500,000                 1,496,608
ANZ (Delaware)
     05-28-02           1.80            800,000                   798,920
Deutsche Bank Financial
     07-31-02           2.03          1,000,000                   994,894
     07-31-02           2.04          1,200,000                 1,193,842
Dresdner US Finance
     07-11-02           1.97            800,000                   796,908
Westpac Capital
     07-18-02           2.00          1,600,000                 1,593,101
Total                                                           7,473,078

Commercial finance (5.3%)
CAFCO
     05-24-02           1.82            700,000(b)                699,186
Nestle Capital
     07-18-02           1.95          3,000,000(b)              2,987,390
Total                                                           3,686,576

Financial services (23.9%)
AEGON Funding
     07-02-02           1.93          1,000,000(b)                996,693
Amsterdam Funding
     05-22-02           1.82            600,000(b)                599,363
Caterpillar Financial Services
     06-04-02           1.81          1,000,000                   998,291
     07-31-02           1.95            500,000                   497,548
     08-07-02           1.93            500,000                   497,387
Dexia Bank (Delaware)
     06-03-02           1.81          1,500,000                 1,497,511
     06-04-02           1.93            800,000                   798,542
Edison Asset Securitization
     08-19-02           1.89            500,000(b)                497,128
Goldman Sachs Group
     05-31-02           1.82            500,000                   499,242
     07-01-02           1.88            500,000                   498,411
Morgan Stanley, Dean Witter & Co
     06-11-02           1.88            700,000                   698,501
     06-21-02           1.96          2,000,000                 1,994,475
Nordea North America
     06-12-02           1.89            500,000                   498,898
Southern Co Funding
     05-09-02           1.82          1,500,000(b)              1,499,393
     06-19-02           1.94            700,000(b)                698,161
Variable Funding Capital
     05-03-02           1.82            700,000                   699,929
Verizon Network Funding
     05-07-02           1.80          1,400,000                 1,399,580
     06-18-02           1.99          1,000,000                   997,360
Windmill Funding
     07-05-02           1.92            700,000(b)                697,586
Total                                                          16,563,999

Household products (6.0%)
Gillette
     05-13-02           1.80          1,700,000(b)              1,698,980
Procter & Gamble
     05-20-02           1.81          2,500,000(b)              2,497,612
Total                                                           4,196,592

Media (4.2%)
Gannett
     05-24-02           1.78          2,900,000(b)              2,896,702

Miscellaneous (1.4%)
Fleet Funding
     08-16-02           1.93            500,000(b)                497,147
     08-21-02           1.86            500,000(b)                497,122
Total                                                             994,269

Multi-industry conglomerates (4.3%)
GE Capital Intl Funding
     05-03-02           1.82            600,000(b)                599,939
     05-08-02           1.81          1,500,000(b)              1,499,472
     08-13-02           1.93            900,000(b)                895,008
Total                                                           2,994,419

Utilities -- electric (7.9%)
Duke Energy
     06-25-02           1.91            500,000                   498,549
     07-22-02           1.86          2,000,000                 1,991,572
UBS Finance (Delaware)
     06-03-02           2.00          2,000,000                 1,996,333
     06-13-02           1.84          1,000,000                   997,802
Total                                                           5,484,256

Utilities -- telephone (1.4%)
SBC Communications
     05-03-02           2.08          1,000,000(b)                999,884

Total commercial paper
(Cost: $45,289,775)                                           $45,289,775

Total investments in securities
(Cost: $69,141,933) (c)                                       $69,141,933

See accompanying notes to investments in securities.

59   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Money Market Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(c) Also represents the cost of securities for federal income tax purposes at April 30, 2002.

60   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

(logo)
AMERICAN
EXPRESS

IDS Life Series Fund, Inc.
70100 AXP Financial Center
Minneapolis, MN 55474


                                                                 S-6191 T (6/02)